                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
FIXED INCOME                              A member of Lincoln Financial Group(R)



Semiannual Report 2003
-------------------------------------------------------------------------------
                  DELAWARE TAX-FREE USA FUND


                  DELAWARE TAX-FREE INSURED FUND


                  DELAWARE TAX-FREE USA INTERMEDIATE FUND


                  DELAWARE NATIONAL HIGH-YIELD MUNICIPAL
                  BOND FUND

























[GRAPHIC OMITTED] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

Letter to Shareholders                             1

Portfolio Management Review                        3

New at Delaware                                    6

Performance Summaries:

  Delaware Tax-Free
    USA Fund                                       7

  Delaware Tax-Free
    Insured Fund                                   8

  Delaware Tax-Free
    USA Intermediate Fund                          9

  Delaware National High-Yield
    Municipal Bond Fund                           10

Financial Statements:

  Statements of Net Assets                        11

  Statements of Assets
    and Liabilities                               27

  Statements of Operations                        28

  Statements of Changes
    in Net Assets                                 29

  Financial Highlights                            31

  Notes to Financial
    Statements                                    43




Funds are not FDIC insured and are not guaranteed.
It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware
Management Company, a series of Delaware
Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Delaware Investments
  POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

[ ] Astute security selection is essential when seeking a performance advantage.

[ ] Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

[ ] U.S. growth equity
[ ] U.S. value equity
[ ] U.S. fixed income
[ ] International and global
[ ] U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

[ ] The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

[ ] The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance, and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

                                                Delaware National Tax-Free Funds
Letter                                          March 10, 2003
  TO SHAREHOLDERS

Recap of Events
A dreary six months ended February 28, 2003, with the U.S. economy mired in a period of slow growth and mixed economic indicators.

Stocks gained ground one day only to lose it shortly thereafter, partly as a result of lower investor confidence in the quality and transparency of corporate earnings in the wake of Enron and other bookkeeping scandals. Earnings disappointments and downward revisions, middling economic indicator numbers, and worries over terrorism and the possibility of war in the Middle East also pushed equities lower.

Though the most recent recession ended in late 2001, real, or inflation-adjusted, growth in gross domestic product (GDP) for 2002 averaged +2.9% (Source: Bloomberg) -- about half the growth rate the economy usually exhibits during periods of recovery.

Businesses have been reluctant to commit their capital during this period of uncertainty and volatility. Not even historically low interest rates spurred corporate investment. The Federal Reserve lowered rates 11 times in 2001 and once in 2002, leaving the benchmark fed funds rate at 1.25% -- the lowest it's been in more than 40 years. In fact, subtracting the inflation rate shows that the fed funds rate was functionally negative during this six-month period.

Corporate bonds as a group experienced more credit downgrades than upgrades for the seventh straight year. For the fourth consecutive year, however, municipal bonds saw many more upgrades than downgrades (Source: Moody's Investors Service). As a result, we believe investors interested in relative safety increasingly turned to municipal bonds.

The yield curve -- a measure of the return of short-term versus long-term debt -- was particularly steep during the review period. According to the Municipal Market Data High Grade (AAA) Yield Curve, the spread between one-year AAA-rated municipal bonds and 30-year AAA-rated municipal bonds began the period at 3.42% and ended February 2003 at 3.65%. The peak in January was at 3.75%.

Total Return
For the period ended February 28, 2003                             Six Months
--------------------------------------------------------------------------------
Delaware Tax-Free USA Fund-- Class A Shares                          +3.31%
Lipper General Municipal Debt Funds Average (300 funds)              +2.63%
Delaware Tax-Free Insured Fund-- Class A Shares                      +3.72%
Lipper Insured Municipal Debt Funds Average (49 funds)               +3.13%
Delaware Tax-Free USA Intermediate Fund-- Class A Shares             +3.42%
Lipper Intermediate Municipal Debt Funds Average (144 funds)         +2.80%
Delaware National High-Yield Municipal Bond Fund-- Class A Shares    +1.62%
Lipper High-Yield Municipal Debt Funds Average (73 funds)            +1.31%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                 +3.36%
Merrill Lynch 3-7 Year Municipal Bond Index                          +3.68%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 7 through 10. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. The Merrill Lynch 3-7 Year Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds with maturities of three to seven years. The Lipper categories represent the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Market Outlook
During the remainder of 2003 we will look for increasing but modest economic growth. We believe businesses will likely invest more capital following a resolution with Iraq. Gold prices and commodity indicators point to the possibility of upward inflationary pressures. In our opinion, bond yields will be moderately higher by the end of the year.

Though we believe that much of the refinancing activity has ended, we expect strong inflows for municipal bond funds during 2003. Fiscal stress will likely mean that bonds will be issued to pay for projects that would otherwise have been funded by other revenue. Of course, some municipal projects will be put off until better economic times.

We think that the Fed will likely follow the bond market's lead in setting interest rates and that municipal bond rates will rise in the next two quarters, with an initial rise at the long end of the yield curve. However, we believe that this cycle will see short-term rates ultimately rise more than long-term rates, in response to the Fed's move toward neutrality or higher rates.

We believe that municipal bond funds continue to be important investment vehicles that can provide diversification and tax-advantaged investing. Thank you for your continued commitment to Delaware Investments.
Sincerely,

/s/ Jude T. Driscoll
--------------------------------------
Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.

/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                       Delaware National Tax-Free Funds
     MANAGEMENT REVIEW                          March 10, 2003

Fund Managers

Mitchell L. Conery
Senior Portfolio Manager

Patrick P. Coyne
Deputy Chief Investment Officer - Fixed Income

Joseph R. Baxter
Portfolio Manager
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

The Funds' Results
Fixed-income securities - and municipal bonds in particular - enjoyed favorable returns during the six-month reporting period ended February 28, 2003. Issuance continued to be strong, as evidenced by the record $357 billion in municipal bond supply for the year 2002, a 25% increase over 2001 (Source: Bloomberg). Refinancing was up 45% year over year in 2002, as issuers sought to take advantage of lower interest rates. New money was also up 21%. Much of the new debt surge was of high quality, as credit quality upgrades outnumbered downgrades twofold during the calendar year (Source: Bloomberg).

Municipal bonds have also been attractive compared to U. S. Treasuries (Source:
Bloomberg). Five-year AAA-rated general obligation bonds yielded approximately 91% of the yield of their corresponding Treasury notes as of period end, compared with an average 76% over the past 10 years. This reflected the increase in Treasury supply, a result of the increased burden on the Federal budget created by dwindling taxes and the possible need to fund a war with Iraq.

The municipal bond market has seen a better balance between supply and demand. As of the end of February 2003, the national average yield on the 30-year AAA-rated municipal bond was 4.62%. By comparison, the 30-year Treasury bond yielded 4.69% (Source: Bloomberg).

Cash flow into municipal bond funds increased dramatically during the period. The net new cash flow into municipal bond funds for calendar year 2002 was $16.44 billion, up from $11.59 billion in 2001 (Source: ICI).

Volatility, which tends to be cyclical, was at a low point during the past six months. This was likely another byproduct of the Fed's rate reduction in the fall of 2002 and the economy's failure to respond.

Delaware Tax-Free USA Fund
During the six-month period ended February 28, 2003, the Fund returned +3.31% (Class A shares at net asset value with distributions reinvested), underperforming the Lehman Brothers Municipal Bond Index gain of +3.36%, but outperforming the +2.63% gain of the Lipper General Municipal Debt Funds Average.

In our current low interest rate environment, we kept the Fund's duration extended during the reporting period. Duration measures a bond's or bond fund's sensitivity to interest rates. At the start of the period, duration was 8.04 years, but has since dropped to 7.42 years as of February 28, 2003. A longer duration tends to favor the Fund during periods of falling interest rates, as was the case during this reporting period. Although duration was above 8 years for most of the period, we began decreasing the Fund's duration in February, anticipating a rise in interest rates.

The Fund's largest sectors included investor-owned utilities and hospital revenue bonds, which made up 12.49% and 10.17% of total net assets, respectively. We witnessed a surplus of A-rated hospital bonds at the end of 2002 and the beginning of 2003, and increased our holdings in this sector at competitive prices. The supply has fallen since then, and the bonds have performed well.

We reduced our position in higher education revenue bonds to 8.84% of total net assets to lock in profits and fund other purchases. Six months ago, we also reduced our exposure to corporate-backed credit from 8.75% to 7.10% of total net assets, by selling off companies that we believed had credit problems. These included Ashland Oil, Mead Westvaco, International Paper, and some airlines.

Turnpike/toll road revenue bonds were our second-largest sector six months ago. We have since reduced our exposure from 9.75% to 6.44% of total net assets. We sold positions in Pennsylvania and Texas turnpike bonds, partly to realize a profit and partly to fund other purchases.

As of February 28, 2003, the Fund was invested in bonds issued by 38 states and U.S. territories, as well as the District of Columbia. The three largest state and U.S. territory allocations in net asset terms were Louisiana (7.34%), New York (11.43%), and Puerto Rico (7.39%). We reduced our Puerto Rico position from 10.44% when we saw a heavy demand for their paper.

Delaware Tax-Free Insured Fund
During the six-month period ended February 28, 2003, the Fund returned +3.72% (Class A shares at net asset value with distributions reinvested), outperforming the +3.36% gain of the Lehman Brothers Municipal Bond Index and the +3.13% return of the Lipper Insured Municipal Debt Funds Average.

The Fund's duration was slightly shorter during this period, moving from 7.33 years on August 31, 2002 to 7.05 years on February 28, 2003. We made this change because we expect interest rates to rise slowly in the future.

The number of insured securities extended from 87.90% six months ago to 90.60% as of this report. One of the results of adding more insured bonds is raising the Fund's overall credit quality. A-rated positions went from 4.42% to 6.27% of net assets, and BBB-rated positions moved from 6.91% to 3.42% of net assets as the Fund sold some higher education bonds. We eliminated all BB-rated investments, in part by selling some airline debt. Currently we hold no less-than-investment-grade positions.

Ohio debt became our third-largest position, as we saw good supply at favorable prices in this tax-advantaged specialty state during the fourth quarter of 2002. Supply dropped during the first part of 2003, allowing us to resell this debt at a profit. We also increased the Fund's holdings in hospitals and higher education revenue bonds while removing our Texas turnpike position.

As of February 28, 2003, the Fund was invested in bonds issued by 20 states and U.S. territories, as well as the District of Columbia. The three largest state and U.S. territory allocations in net asset terms were Illinois (22.42%), Texas (10.47%), and Ohio (9.60%).

Delaware Tax-Free USA Intermediate Fund
During the six months ended February 28, 2003, the Fund returned +3.42% (Class A shares at net asset value with distributions reinvested), outperforming the +2.80% return of the Lipper Intermediate Municipal Debt Funds Average but underperforming the +3.68% gain of the Merrill Lynch 3-7 Year Municipal Bond Index.

The Fund saw a slight adjustment in duration, from 6.54 years at our last report six months ago to 6.13 years. We increased our position of AAA-rated debt from 37.46% of net assets to 39.72% and increased AA-rated debt from 9.61% to 17.88% of net assets. We increased A-rated debt from 18.50% to 21.11%, while reducing BBB-rated debt from 28.06% to 19.49%, and BB-rated paper from 3.45% to 1.79% of net assets.

We increased our holdings in Ohio -- particularly in Powell County -- from 11.60% to 21.23%. Our Ohio holdings are now our largest state holding in terms of net assets. As with other funds, we saw the opportunity to pick up bargains in this tax-advantaged specialty state. We increased our higher education investment, as we believe this sector offered higher yield potential with acceptable credit risk. We also nearly doubled our hospital holdings from six months prior.

We reduced our Puerto Rico position from 10.45% to 5.16% of net assets, as we saw a demand for securities in this territory and because it was typically rated BBB. We decreased our holdings in the investor-owned utilities revenue bonds sector from 20.14% to 11.15% as a means of increasing credit quality.

As of February 28, 2003, the Fund was invested in bonds issued by 23 states and U.S. territories. The three largest state and U.S. territory allocations in net asset terms were Ohio (21.23%), Pennsylvania (10.96%), and Virginia (9.95%).

Delaware National High-Yield Municipal Bond Fund
During the six-month period ended February 28, 2003, the Fund returned +1.62% (Class A shares at net asset value with distributions reinvested), trailing the +3.36% gain of the Lehman Brothers Municipal Bond Index but outperforming the +1.31% return of the Lipper High-Yield Municipal Debt Funds Average.

The Fund's airline bonds were a contributing factor to the lackluster performance during the period. During the last year, airline companies have come under great pressure to raise revenue and protect themselves from filing for bankruptcy protection. We reduced our position of American Airlines at the Dallas-Fort Worth Airport and sold our entire position of American Airlines at the Tulsa, Oklahoma Airport, but not before experiencing some losses. Continental Airlines at the Houston Airport also felt the pressures of the challenging airline market and we sold our positions of this bond during the period. Currently, airline revenue bonds comprise less than 2% of the Fund's total net assets.

We increased our investment in hospital revenue bonds from 10.86% to 12.99% of net assets, and in higher education bonds from 14.33% to 20.08%. We sold other debt and reinvested in these sectors. We also increased our continuing care/retirement revenue bonds position from 10.24% to 11.74%.

As of February 28, 2003, the Fund was invested in bonds issued by 33 states. The three largest state allocations in net asset terms were Illinois (14.85%), Pennsylvania (9.14%), and Texas (8.59%).

Outlook
We look for mild economic growth in the coming months, and for the possibility of interest rates rising near the end of 2003 or in the early part of 2004. We anticipate that inflation concerns may rise as GDP increases.

We also believe that equities will gradually recover -- particularly for firms that have used the low part of the business cycle to work on their fundamentals. In our opinion, municipal bonds will continue to benefit from a less-than-optimal equities situation. We think that municipal bond issuance will be strong in the coming months, with cash-poor municipalities looking to the bond market to fund projects. We believe that these factors will combine with the continuing need for diversification to create a steady interest in bond funds.

Tax-Equivalent Yields
30-Year Municipal Bonds
As of February 28, 2003

AAA Tax-Equivalent Yield      5.44%      6.33%      6.60%      7.11%      7.52%
AA Tax-Equivalent Yield       5.59%      6.51%      6.79%      7.31%      7.74%
--------------------------------------------------------------------------------
                                15%        27%        30%        35%      38.6%

                               Income Tax Bracket

As of February 28, 2003, the yield on 30-year AAA-rated municipal bonds nationally was 4.62% and the yield on 30-year AA-rated municipal bonds nationally was 4.75% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket. Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

New
     AT DELAWARE

--------------------------------------------------------------------------------
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       MANAGE YOUR INVESTMENTS
                       ONLINE!

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highest level of Web security available. You also get:

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   Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o  Less Mail Clutter -- Get instant access to your fund materials online with
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Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday to assist with any questions.
--------------------------------------------------------------------------------

Delaware
     TAX-FREE USA FUND

Fund Basics
As of February 28, 2003

------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
interest income exempt from federal income tax
as is available from municipal obligations as is
consistent with prudent investment
management and preservation of capital.
------------------------------------------------
Total Fund Net Assets:
$525.88 million
------------------------------------------------
Number of Holdings:
140
------------------------------------------------
Fund Start Date:
January 11, 1984
------------------------------------------------
Your Fund Managers:
Mitchell L. Conery joined Delaware Investments in January 1997. Mr. Conery holds a bachelor's degree from Boston University and an MBA in finance from the State University of New York at Albany. He has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA Corporation.

Patrick P. Coyne is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Mr. Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high-grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia.

Joseph R. Baxter is a graduate of LaSalle University where he earned his undergraduate degree in finance and marketing. Prior to joining Delaware in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds.
------------------------------------------------
Nasdaq Symbols:
Class A DMTFX
Class B DTFCX
Class C DUSCX

Fund Performance
Average Annual Total Returns

Through February 28, 2003      Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 1/11/84)
Excluding Sales Charge          +8.12%      +5.05%       +4.65%      +7.28%
Including Sales Charge          +7.86%      +4.57%       +3.68%      +2.50%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge          +4.40%                   +3.82%      +6.46%
Including Sales Charge          +4.40%                   +3.57%      +2.46%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge          +3.98%                   +3.82%      +6.46%
Including Sales Charge          +3.98%                   +3.82%      +5.46%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free USA Fund beginning August 1, 2001. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
     TAX-FREE INSURED FUND

Fund Basics
As of February 28, 2003

------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
interest income exempt from federal income tax
as is available from municipal obligations as is
consistent with prudent investment
management and preservation of capital.
------------------------------------------------
Total Fund Net Assets:
$69.38 million
------------------------------------------------
Number of Holdings:
37
------------------------------------------------
Fund Start Date:
March 25, 1985
------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
------------------------------------------------
Nasdaq Symbols:
Class A DMFIX
Class B DTXBX
Class C DTXCX

Fund Performance
Average Annual Total Returns

Through February 28, 2003         Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 3/25/85)
Excluding Sales Charge             +7.23%      +5.32%       +5.16%      +7.66%
Including Sales Charge             +6.96%      +4.84%       +4.21%      +2.83%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge             +4.94%                   +4.34%      +6.82%
Including Sales Charge             +4.94%                   +4.08%      +2.82%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge             +4.56%                   +4.34%      +6.82%
Including Sales Charge             +4.56%                   +4.34%      +5.82%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
     TAX-FREE USA INTERMEDIATE FUND

Fund Basics
As of February 28, 2003

------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
interest income exempt from federal income tax
as is available from municipal obligations as is
consistent with prudent investment
management and preservation of capital.
------------------------------------------------
Total Fund Net Assets:
$44.40 million
------------------------------------------------
Number of Holdings:
46
------------------------------------------------
Fund Start Date:
January 7, 1993
------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
Joseph R. Baxter
------------------------------------------------
Nasdaq Symbols:
Class A DMUSX
Class B DUIBX
Class C DUICX

Fund Performance
Average Annual Total Returns

Through February 28, 2003       Lifetime     10 Years   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 1/7/93)
Excluding Sales Charge           +6.06%      +5.73%       +5.61%      +8.11%
Including Sales Charge           +5.77%      +5.44%       +5.03%      +5.17%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge           +5.03%                   +4.72%      +7.19%
Including Sales Charge           +5.03%                   +4.72%      +5.19%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge           +4.79%                   +4.72%      +7.19%
Including Sales Charge           +4.79%                   +4.72%      +6.19%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free USA Intermediate Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
     NATIONAL HIGH-YIELD MUNICIPAL BOND FUND

Fund Basics
As of February 28, 2003

------------------------------------------------
Fund Objective:
The Fund seeks a high level of current
income exempt from federal income tax
primarily through investment in medium-and
lower-grade municipal obligations.
------------------------------------------------
Total Fund Net Assets:
$86.13 million
------------------------------------------------
Number of Holdings:
83
------------------------------------------------
Fund Start Date:
September 22, 1986
------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
------------------------------------------------
Nasdaq Symbols:
Class A CXHYX
Class B DVNYX
Class C DVHCX

Fund Performance
Average Annual Total Returns

Through February 28, 2003     Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 9/22/86)
Excluding Sales Charge         +6.88%      +5.65%       +3.89%      +4.06%
Including Sales Charge         +6.58%      +5.16%       +2.93%      -0.62%
--------------------------------------------------------------------------------
Class B (Est. 12/18/96)
Excluding Sales Charge         +4.29%                   +3.10%      +3.17%
Including Sales Charge         +4.29%                   +2.86%      -0.77%
--------------------------------------------------------------------------------
Class C (Est. 5/26/97)
Excluding Sales Charge         +4.11%                   +3.14%      +3.38%
Including Sales Charge         +4.11%                   +3.14%      +2.39%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware National High-Yield Municipal Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Statements                                         Delaware Tax-Free USA Fund
     OF NET ASSETS                                 February 28, 2003 (Unaudited)

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 97.16%
--------------------------------------------------------------------------------
Airline Revenue Bonds - 2.47%
   Dallas-Fort Worth, Texas
      International Airport Facilities
      Improvement Corporation Revenue
      (American Airlines, Inc. Project)
      Series C 6.15% 5/1/29 (AMT)                     $ 1,150,000  $   253,000
   Kenton County,
   Kentucky Airport Board Revenue
   (Delta Airlines, Inc. Project)
      Series A 7.50% 2/1/12 (AMT)                       5,000,000    4,369,900
      Series B 7.25% 2/1/22                             3,750,000    3,153,825
   Minneapolis & St. Paul,
      Minnesota Metropolitan Airports
      Commission Special
      Facilities Revenue
      (Northwest Airlines, Inc. Project)
      Series A 7.00% 4/1/25 (AMT)                       1,300,000      971,425
   New Jersey Economic Development
      Authority Special Facility Revenue
      (Continental Airlines, Inc. Project)
      6.25% 9/15/29 (AMT)                               2,500,000    1,715,600
   Tulsa, Oklahoma Municipal
      Airport Trust Revenue
      (American Airlines Corporation)
      7.35% 12/1/11                                     4,500,000    2,520,495
                                                                   -----------
                                                                    12,984,245
                                                                   -----------
Airport Revenue Bonds - 1.91%
   Grapevine, Texas Industrial Development
      Corporate Revenue (Air Cargo)
      6.50% 1/1/24 (AMT)                                  920,000      896,871
   Houston, Texas Industrial
      Development Corporate Revenue
      (Air Cargo) 6.375% 1/1/23 (AMT)                   2,000,000    1,999,340
   Metropolitan Washington DC Airport
      Authority System Series A
      5.25% 10/1/32 (FGIC) (AMT)                        6,000,000    6,101,460
   Miami-Dade County, Florida
      Aviation Revenue
      (Miami International Airport)
      5.375% 10/1/32 (FGIC) (AMT)                       1,000,000    1,028,480
                                                                   -----------
                                                                    10,026,151
                                                                   -----------
City General Obligation Bonds - 1.92%
   New York City, New York
      Series H 6.125% 8/1/25                            4,960,000    5,260,229
      Series I 5.00% 3/1/33                             5,000,000    4,859,950
                                                                   -----------
                                                                    10,120,179
                                                                   -----------
Continuing Care/Retirement Revenue Bonds - 1.96%
   Cass County, North Dakota
      Health Facilities Revenue
      (Catholic Health-Villa Nazareth Project)
      6.25% 11/15/14                                    1,000,000    1,024,120

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Continuing Care/Retirement Revenue Bonds (continued)
   Clark County, Nevada
      Assisted Living Facility Revenue
      (Homestead Boulder City Project/
      Volunteers of America Care Facility)
      6.50% 12/1/27                                   $ 1,990,000  $ 1,798,104
 **Delaware County,
      Pennsylvania Authority Revenue
      (Main Line & Haverford Nursing and
      Rehabilitation Center)
      9.00% 8/1/22                                      1,860,000    1,128,518
   Gainesville & Hall County, Georgia
      Development Authority Revenue
      (Lanier Village Estates) Series C
      7.25% 11/15/29                                    1,000,000    1,003,680
   Grand Forks, North Dakota
      Senior Housing Revenue
      (4000 Valley Square Project)
      6.25% 12/1/34                                     2,000,000    1,682,040
   Lucas County, Ohio Health Care
      Facility Revenue
      (Sunset Retirement Communities)
      Series A 6.625% 8/15/30                           2,000,000    2,100,220
   Waukesha, Wisconsin Housing Authority
      (Westgrove Woods) Series A
      6.00% 12/1/31 (GNMA) (AMT)                        1,500,000    1,552,890
                                                                   -----------
                                                                    10,289,572
                                                                   -----------
Corporate-Backed Revenue Bonds - 7.10%
   Alliance, Texas Airport Authority
      Special Facilities Revenue
      (Federal Express Corporation Project)
      6.375% 4/1/21 (AMT)                               2,000,000    2,101,500
   Ashland, Kentucky Sewer &
      Solid Waste Revenue
      (Ashland, Inc. Project)
      7.125% 2/1/22 (AMT)                               5,000,000    5,250,800
   Columbus, Kansas Industrial Revenue
      (ACE Electrical Acquisition)
      7.00% 8/1/17 (AMT)                                  800,000      479,112
   De Soto Parish, Louisiana Environmental
      Improvement Revenue
      (International Paper Company Project)
      Series B 6.375% 5/1/25 (AMT)                      2,900,000    3,014,086
   Indianapolis, Indiana Airport
      Authority Revenue
      (Federal Express Corporation Project)
      7.10% 1/15/17 (AMT)                               7,800,000    8,332,896
   Manhattan, Kansas Industrial Revenue
      (Farrar Corporation Project)
      7.00% 8/1/14 (AMT)                                  400,000      378,768
   Nez Perce County,
      Idaho Pollution Control Revenue
      (Potlatch Corporation Project)
      6.00% 10/1/24                                       700,000      624,365

Statements                                          Delaware Tax-Free USA Fund
     OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Corporate-Backed Revenue Bonds (continued)
   Pennsylvania Economic Development
      Financing Authority Wastewater
      Treatment Revenue
      (Sun Company Inc. -R & M Project)
      Series A 7.60% 12/1/24 (AMT)                    $ 6,000,000  $ 6,380,220
   Phenix County, Alaska Industrial
      Development Board Environmental
      Improvement Revenue
      (Mead Westvaco Corporation Project)
      Series A 6.35% 5/15/35 (AMT)                      3,000,000    2,990,250
   Prattville, Alabama Industrial
      Development Board Environmental
      Improvement Revenue
      (International Paper Company Project)
      Series A 6.70% 3/1/24 (AMT)                       1,500,000    1,590,435
   Puerto Rico Industrial, Medical &
      Environmental Pollution Control
      Facilities Financing Authority Revenue
      (PepsiCo, Inc. Project)
      6.25% 11/15/13                                    1,100,000    1,152,745
   Richmond County, Georgia
      Development Authority
      Environmental Improvement Revenue
      (International Paper Company Project)
      Series B 5.95% 11/15/25 (AMT)                     5,000,000    5,026,950
                                                                   -----------
                                                                    37,322,127
                                                                   -----------
Dedicated Tax & Fees Revenue Bonds - 6.03%
   Delaware River & Bay Authority Revenue
      5.00% 1/1/33 (MBIA)                               3,000,000    3,087,960
   Jacksonville, Florida Sales Tax Revenue
      5.00% 10/1/30 (MBIA)                              8,000,000    8,174,640
   Louisiana State Gas & Fuels Tax
      Revenue Series A
      5.00% 6/1/32 (AMBAC)                              3,000,000    3,048,030
   New York City, New York Transitional
      Finance Authority Series D
      5.00% 2/1/31                                     10,000,000   10,081,400
   Southeast Wisconsin Professional
      Baseball Park District Sales Tax
      Revenue Series A
      5.50% 12/15/26 (MBIA)                             5,500,000    6,232,655
   Truth or Consequences, New Mexico
      Gross Receipts Tax Revenue
      6.30% 7/1/16                                      1,000,000    1,060,130
                                                                   -----------
                                                                    31,684,815
                                                                   -----------
Escrowed to Maturity Bonds - 5.37%
   Louisiana Public Facilities Authority
      Hospital Revenue (Southern Baptist
      Hospital, Inc. Project)
      8.00% 5/15/12                                     7,200,000    8,981,568
   Oklahoma State Turnpike Authority
      Revenue First Senior
      6.00% 1/1/22                                     13,535,000   16,317,525

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Escrowed to Maturity Bonds (continued)
   Virgin Islands Public Finance Authority
      Revenue Series A 7.30% 10/1/18                  $ 2,200,000  $ 2,936,890
                                                                   -----------
                                                                    28,235,983
                                                                   -----------
Higher Education Revenue Bonds - 8.84%
   Anson, Texas Education Facilities
      Corporate Student Housing Revenue
      (University of Texas-Waterview
      Park Project)
      5.10% 1/1/28 (ACA)                                  500,000      491,325
   Illinois Educational Facilities Authority
      Student Housing Revenue
      (Educational Advancement
      Fund-University Center Project)
      6.25% 5/1/30                                      5,000,000    5,072,750
   Massachusetts State College Building
      Authority Project Revenue Series A
      5.00% 5/1/43 (XLCA)                               9,000,000    9,010,080
   Massachusetts State Health &
      Educational Facilities
      Authority Revenue
      (Nichols College Project) Series C
      6.00% 10/1/17                                     1,000,000      929,680
      6.125% 10/1/29                                    1,400,000    1,220,506
   New Hampshire Higher Educational &
      Health Facilities Authority Revenue
      (New Hampton School Issue)
      5.375% 10/1/28                                    3,070,000    2,788,849
   New Mexico Educational Assistance
      Foundation Student Loan Revenue
      1st Subordinate Series A-2
      6.65% 11/1/25 (AMT)                               1,000,000    1,016,610
   New York State Dormitory Authority
      Revenue (Long Island University)
      Series A 5.00% 9/1/32 (RADIAN)                    2,250,000    2,271,195
  +New York State Dormitory Authority
      Revenues (Drivers-107)
      Inverse Floater
      15.917% 5/15/15 (MBIA)                           10,500,000   14,659,785
   Payne County, Oklahoma Economic
      Development Authority Student
      Housing Revenue (Collegiate
      Housing Foundation-Oklahoma
      State University) Series A
      6.375% 6/1/30                                     4,000,000    4,855,760
   South Carolina Educational Facilities
      Authority for Private Nonprofit
      Institutions (Benedict College)
      5.625% 7/1/31 (RADIAN)                            3,000,000    3,172,590
   Vermont University & State
      Agriculture College
      5.125% 10/1/37 (AMBAC)                            1,000,000    1,023,000
                                                                   -----------
                                                                    46,512,130
                                                                   -----------

Statements                                          Delaware Tax-Free USA Fund
     OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds - 10.17%
   Cando, North Dakota Nursing
      Facility Revenue (Towner County
      Medical Center Project)
      7.125% 8/1/22                                   $ 1,000,000  $ 1,015,450
   Chatham County, Georgia Hospital
      Authority Revenue
      (Memorial Health Medical Center)
      Series A 6.125% 1/1/24                            2,000,000    2,126,220
   Harris County, Texas Health Facilities
      Development Corporation Revenue
      (St. Luke's Episcopal Hospital)
      5.125% 2/15/32                                    4,000,000    3,970,080
   Henrico County, Virginia Economic
      Development Authority Revenue
      (Bon Secours Health System, Inc.)
      Series A 5.60% 11/15/30                           2,000,000    2,045,680
   Illinois Health Facilities
      Authority Revenue
      (Elmhurst Memorial Healthcare)
      5.625% 1/1/28                                     2,000,000    2,028,500
   Knox County, Tennessee Health
      Educational & Housing Facilities
      Board Hospital Revenue
      (East Tennessee Hospital)
      Series A 5.00% 7/1/29 (RADIAN)                    5,000,000    4,970,650
   Michigan State Hospital Finance
      Authority Revenue
      (Ascension Health Credit Group)
      Series B 5.25% 11/15/26                           3,500,000    3,529,680
      (Oakwood Obligation Group)
      Series A 5.75% 4/1/32                             2,500,000    2,539,050
      (Trinity Health Credit)
      Series C 5.375% 12/1/30                           7,000,000    7,089,530
   Montgomery County,
      Pennsylvania Higher Education &
      Health Authority Hospital Revenue
      (Abington Memorial Hospital)
      Series A 5.125% 6/1/32                           10,000,000    9,505,499
   Royston, Georgia Hospital Authority
      Revenue Certificates
      (Ty Cobb Healthcare Systems, Inc.)
      6.375% 7/1/14                                       775,000      765,274
   South Carolina Jobs Economic
      Development Authority Revenue
      (Bon Secours Health System, Inc.)
      Series A 5.625% 11/15/30                          9,000,000    9,126,900
   South Miami, Florida Health Facilities
      Authority Hospital Revenue
      (Baptist Health South Florida Group)
      5.25% 11/15/33                                    4,000,000    3,984,520

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
   Wichita, Kansas Hospital Revenue
      (via Christi Regional Medical Center)
      Series XI 6.25% 11/15/24                        $   750,000  $   804,458
                                                                   -----------
                                                                    53,501,491
                                                                   -----------
Investor Owned Utilities Revenue Bonds - 12.49%
   Claiborne County,
      Mississippi Pollution Control Revenue
      (System Energy Resources Inc. Project)
      7.30% 5/1/25                                      3,000,000    3,005,190
   Clark County, Nevada Industrial
      Development Revenue
      (Nevada Power Company Project)
      Series C 7.20% 10/1/22                            8,000,000    8,003,120
   Luzerne County, Pennsylvania Industrial
      Development Authority
      (Pennsylvania Gas & Water
      Company Project) Series A
      7.00% 12/1/17 (AMBAC) (AMT)                       4,000,000    4,460,040
   Midland County, Michigan Economic
      Development Subordinate
      Limited Obligation
      (Midland Congeneration Project)
      Series A 6.875% 7/23/09 (AMT)                     3,050,000    3,085,838
   Mississippi Business Finance
      Corporation Pollution Control
      Revenue (System Energy
      Resources, Inc. Project)
      5.875% 4/1/22                                       250,000      242,185
      5.90% 5/1/22                                      3,000,000    2,914,260
   Petersburg, Indiana Pollution Control
      Revenue (Indianapolis Power &
      Light Company Project)
      6.375% 11/2/29 (AMT)                              7,500,000    6,613,650
      6.625% 12/1/24                                    4,500,000    4,510,170
   Sabine River Authority, Texas
      Pollution Control Revenue
      (Southwestern Electric
      Power Company)
      6.10% 4/1/18 (MBIA)                               4,000,000    4,469,240
   Sweetwater County, Wyoming
      Pollution Control Revenue
      (Idaho Power Company Project)
      Series A 6.05% 7/15/26                            5,000,000    5,146,150
   West Feliciana Parish, Louisiana
      Pollution Control Revenue
      (Gulf States Utilities Company
      Project) Series A
      7.50% 5/1/15                                     22,700,000   23,210,069
                                                                   -----------
                                                                    65,659,912
                                                                   -----------

Statements                                          Delaware Tax-Free USA Fund
     OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Miscellaneous Revenue Bonds - 0.60%
   Director State, Nevada Department of
      Business & Industry (Las Vegas
      Monorail Project) 2nd Tier
      7.375% 1/1/40                                   $ 1,000,000  $   959,660
   Wisconsin Center District Tax
      Revenue Junior Dedicated
      5.25% 12/15/23 (FSA)                              2,000,000    2,205,380
                                                                   -----------
                                                                     3,165,040
                                                                   -----------
Multi Family Housing Revenue Bonds - 0.96%
   Carlsbad, New Mexico Housing
      Corporation Multifamily Revenue
      (Colonial Hillcrest)
      7.375% 8/1/27                                     1,000,000      976,210
   Milwaukee, Wisconsin Redevelopment
      Authority Multifamily Revenue
      (City Hall Square)
      6.30% 8/1/38 (FHA) (AMT)                          1,455,000    1,512,429
   North Dakota State Housing Finance
      Agency Multifamily Revenue
      Series A 6.15% 12/1/17 (FNMA)                     1,300,000    1,349,127
   Olathe, Kansas Multifamily
      Housing Revenue
      (Jefferson Place Apartments Project)
      Series B 6.10% 7/1/22 (AMT)                         300,000      308,319
   Southeastern New Mexico Affordable
      Housing Corporation
      Multifamily Revenue
      (Casa Hermosa Apartments)
      7.25% 12/1/27                                     1,000,000      906,630
                                                                   -----------
                                                                     5,052,715
                                                                   -----------
Municipal Lease Revenue Bonds - 2.22%
   Alexandria, Virginia Industrial
      Development Authority Revenue
      (Institute for Defense Analyses)
      Series A 5.90% 10/1/30 (AMBAC)                    5,000,000    5,709,250
   Cudahy, Wisconsin Community
      Development Authority
      Lease Revenue
      6.00% 6/1/11                                      1,000,000    1,082,190
   Idaho State Building Authority
      Building Revenue 5.00% 9/1/43                     4,525,000    4,555,091
   Linn County, Kansas Certificates of
      Participation 7.25% 3/1/13 (AMT)                    350,000      349,381
                                                                   -----------
                                                                    11,695,912
                                                                   -----------
*Pre-Refunded Bonds - 5.39%
   Iowa Finance Authority Revenue
      (State Revolving Fund)
      Combined Series
      6.25% 5/1/24-04                                   1,750,000    1,873,130

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
*Pre-Refunded Bonds (continued)
   Michigan State Hospital Finance
      Authority Revenue (Genesys
      Health Systems) Series A
      7.50% 10/1/27-05                                $ 8,130,000  $ 9,411,451
      8.125% 10/1/21-05                                 4,000,000    4,769,680
   Mississippi Development Bank
      Special Obligation
      (Madison County Hospital Project)
      6.30% 7/1/22-09                                   2,070,000    2,514,802
   New York City, New York Series H
      6.125% 8/1/25-07                                     40,000       47,554
   North Dakota State Building Authority
      Lease Revenue Series A
      6.10% 12/1/16-04 (FSA)                            1,480,000    1,606,880
   Puerto Rico Industrial, Tourist,
      Educational, Medical &
      Environmental Control Facilities
      (Polytechnic University Project)
      Series A 6.50% 8/1/24-04                          1,955,000    2,141,878
   Puerto Rico Municipal Finance Agency
      Series A 6.00% 7/1/14-04 (FSA)                    3,500,000    3,783,150
   Southeast Wisconsin Professional
      Baseball Park District Sales
      Tax Revenue
      5.80% 12/15/26-07 (MBIA)                          1,000,000    1,156,260
   Wisconsin Housing Finance Authority
      Revenue 6.10% 6/1/21-17 (FHA)                       915,000    1,061,437
                                                                   -----------
                                                                    28,366,222
                                                                   -----------
Power Authority Revenue Bonds - 1.23%
   Austin, Texas Revenue Subordinate Lien
      5.25% 5/15/25 (MBIA)                              5,000,000    5,416,050
   South Carolina State Public Service
      Authority Revenue Series A
      5.125% 1/1/21 (FSA)                               1,000,000    1,053,450
                                                                   -----------
                                                                     6,469,500
                                                                   -----------
Public Utility District Revenue Bonds - 3.75%
   Chelan County, Washington Public
      Utilities District #001 Consolidated
      Revenue (Chelan Hydro System)
      Series A
      5.45% 7/1/37 (AMBAC) (AMT)                        5,000,000    5,145,650
   Richmond, Virginia Pubic
      Utilities Revenue
      5.00% 1/15/27 (FSA)                              11,000,000   11,248,050
      5.00% 1/15/33 (FSA)                               3,250,000    3,306,973
                                                                   -----------
                                                                    19,700,673
                                                                   -----------
Recreational Area Revenue Bonds - 2.11%
   Hampton, Virginia Convention Center
      Revenue 5.00% 1/15/35 (AMBAC)                    10,000,000   10,167,200

Statements                                          Delaware Tax-Free USA Fund
     OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Recreational Area Revenue Bonds (continued)
   Santa Fe, New Mexico Municipal
      Recreation Complex Net Revenue
      5.625% 12/1/23                                  $   925,000  $   916,083
                                                                   -----------
                                                                    11,083,283
                                                                   -----------
School District General Obligation Bonds - 0.48%
   Lewisville, Texas Independent School
      District Permanent School Fund
      6.15% 8/15/21                                     2,160,000    2,520,050
                                                                   -----------
                                                                     2,520,050
                                                                   -----------
Single Family Housing Revenue Bonds - 1.57%
   Massachusetts State Housing Finance
      Agency Revenue Single Family
      Mortgage Series 22
      6.95% 6/1/16                                      1,885,000    1,925,319
   New Mexico Mortgage Finance
      Authority
      Series B Class III 6.75% 7/1/25
      (FNMA) (GNMA)                                       775,000      777,930
      Series E 6.95% 1/1/26 (FNMA) (GNMA)                 800,000      866,312
      Series F 6.85% 1/1/21 (FNMA) (GNMA)                 785,000      831,825
   North Dakota State Housing Finance
      Agency Revenue
      Series A 6.30% 7/1/16 (AMT)                       1,220,000    1,291,163
      Series B 6.25% 1/1/17 (AMT)                       1,310,000    1,387,919
   Santa Fe, New Mexico Single Family
      Mortgage Revenue
      6.20% 11/1/16 (FNMA) (GNMA) (AMT)                   460,000      479,587
   Tennessee Housing Development
      Agency Mortgage Finance
      Series B 6.60% 7/1/25 (AMT)                         425,000      436,968
   Utah State Housing Finance Agency
      Single Family Mortgage Series A
      7.20% 1/1/27 (FHA) (VA) (AMT)                       270,000      274,282
                                                                   -----------
                                                                     8,271,305
                                                                   -----------
State General Obligation Bonds - 1.92%
   California State
      5.00% 2/1/31 (MBIA)                              10,000,000   10,100,000
                                                                   -----------
                                                                    10,100,000
                                                                   -----------
Tax Increment/Special Assessment Bonds - 0.24%
   Bettendorf, Iowa Urban Renewal Tax
      Increment Revenue Series A
      5.30% 6/1/03                                        345,000      347,843
      5.60% 6/1/06                                        405,000      440,126
      5.70% 6/1/07                                        425,000      466,339
                                                                   -----------
                                                                     1,254,308
                                                                   -----------
Territorial General Obligation Bonds - 3.37%
   Puerto Rico Commonwealth
      5.375% 7/1/21 (MBIA)                                 50,000       54,167
      Series A 5.125% 7/1/31                           10,000,000   10,103,400
      Series A 5.50% 7/1/19 (MBIA)                      6,500,000    7,579,910
                                                                   -----------
                                                                    17,737,477
                                                                   -----------
                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Territorial Revenue Bonds - 2.70%
   Puerto Rico Commonwealth Industrial
      Development Company General
      Purpose Revenues Series B
      5.375% 7/1/16                                   $ 1,000,000  $ 1,104,250
   Puerto Rico Electric Power
      Authority Power Revenue
      Series II 5.25% 7/1/31                            6,000,000    6,180,660
      Series U 6.00% 7/1/14                             2,550,000    2,742,296
   Puerto Rico Housing, Bank &
      Finance Agency Single Family
      Mortgage Revenue
      6.25% 4/1/29 (FHLMC) (FNMA)
      (GNMA) (AMT)                                      1,240,000    1,295,490
   Puerto Rico Industrial, Tourist,
      Educational, Medical &
      Environmental Control Facilities
      (Hospital Auxilio Mutuo
      Obligated Group) Series A
      6.25% 7/1/24 (MBIA)                               1,200,000    1,317,216
   Puerto Rico Public Buildings Authority
      Revenue Guaranteed Series L
      5.75% 7/1/16                                      1,000,000    1,028,990
   Virgin Islands Water & Power Authority
      Water System Revenue
      5.50% 7/1/17                                        510,000      515,018
                                                                   -----------
                                                                    14,183,920
                                                                   -----------
Transportation Revenue Bonds - 1.92%
   Triborough Bridge & Tunnel Authority
      New York Revenues Series B
      5.00% 11/15/32                                   10,000,000   10,110,500
                                                                   -----------
                                                                    10,110,500
                                                                   -----------
Turnpike/Toll Road Revenue Bonds - 6.44%
   New Jersey State Highway Authority
      Garden State Parkway General
      Revenue Senior Parkway
      5.50% 1/1/14 (FGIC)                               5,000,000    5,770,950
      5.50% 1/1/15 (FGIC)                               7,310,000    8,466,881
   Ohio State Turnpike Commission
      Revenue Series A
      5.50% 2/15/24 (FGIC)                              5,000,000    5,662,900
      5.50% 2/15/26 (FGIC)                              2,590,000    2,932,269
   Texas State Turnpike Authority
      System Revenue First Tier Series A
      5.00% 8/15/42 (AMBAC)                            11,000,000   11,028,599
                                                                   -----------
                                                                    33,861,599
                                                                   -----------
Water & Sewer Revenue Bonds - 4.00%
   Durham County, North Carolina
      Enterprise System Revenue
      4.75% 6/1/28 (MBIA)                               1,000,000    1,006,960
   Jefferson County, Alabama Sewer
      Revenue Series B
      5.00% 2/1/41 (FGIC)                               2,000,000    2,003,640

Statements                                          Delaware Tax-Free USA Fund
     OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Water & Sewer Revenue Bonds (continued)
   New York City, New York Municipal
      Water Finance Authority Water &
      Sewer System Revenue Series A
      5.125% 6/15/34                                  $12,000,000  $12,278,040
   Rock Hill, South Carolina Utilities
      System Revenue Series A
      5.00% 1/1/30 (FSA)                                2,500,000    2,545,575
   West Virginia State Water
      Development Authority Revenue
      Loan Program III Series A
      6.375% 7/1/39 (AMBAC) (AMT)                       2,890,000    3,218,420
                                                                  ------------
                                                                    21,052,635
                                                                  ------------
Total Municipal Bonds
   (cost $486,277,398)                                             510,961,744
                                                                  ------------

Total Market Value of Securities - 97.16%
   (cost $486,277,398)                                             510,961,744
Receivables and Other Assets
   Net of Liabilities - 2.84%                                       14,915,960
                                                                  ------------
Net Assets Applicable to 46,213,219
   Shares Outstanding - 100.00%                                   $525,877,704
                                                                  ============

Net Asset Value-- Delaware Tax-Free USA
   Fund Class A
   ($485,101,909 / 42,629,883 Shares)                             $      11.38
                                                                  ------------
Net Asset Value-- Delaware Tax-Free USA
   Fund Class B
   ($35,044,765 / 3,079,698 Shares)                               $      11.38
                                                                  ------------
Net Asset Value-- Delaware Tax-Free USA
   Fund Class C
   ($5,731,030 / 503,638 Shares)                                  $      11.38
                                                                  ------------

Components of Net Assets at February 28, 2003:
Shares of beneficial interest
   (unlimited authorization-- no par)                             $513,175,125
Undistributed net investment income                                     63,500
Accumulated net realized loss on investments                       (12,045,267)
Net unrealized appreciation of investments                          24,684,346
                                                                  ------------
   Total net assets                                               $525,877,704
                                                                  ============

 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
** Non-income producing security. Security is currently in default.
 + An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2003.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Abbreviations:
ACA-- Insured by American Capital Access
AMBAC-- Insured by the AMBAC Indemnity Corporation
AMT-- Subject to Alternative Minimum Tax
FGIC -- Insured by the Financial Guaranty Insurance Company
FHA -- Insured by the Federal Housing Administration
FHLMC -- Insured by the Federal Home Loan Mortgage Corporation
FNMA -- Insured by Federal National Mortgage Association
FSA -- Insured by Financial Security Assurance
GNMA -- Insured by Government National Mortgage Association
MBIA -- Insured by the Municipal Bond Insurance Association
RADIAN -- Insured by Radian Asset Assurance
VA -- Insured by the Veterans Administration
XLCA -- Insured by XL Capital Assurance

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free USA Fund
Net asset value Class A (A)                                             $11.38
Sales charge (4.50% of offering price, or 4.75%
   of amount invested per share) (B)                                      0.54
                                                                        ------
Offering price                                                          $11.92
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                        Delaware Tax-Free Insured Fund
     OF NET ASSETS (CONTINUED)                    February 28, 2003 (Unaudited)

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 100.09%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 4.44%
   Dallas-Fort Worth, Texas International
      Airport Revenue Series A
      5.50% 11/1/31 (FGIC) (AMT)                       $1,500,000   $1,555,890
   Metropolitan Washington DC
      Airport Authority System Series A
      5.25% 10/1/32 (FGIC) (AMT)                        1,500,000    1,525,365
                                                                    ----------
                                                                     3,081,255
                                                                    ----------
City General Obligation Bonds - 7.27%
   Melrose Park, Illinois Tax Increment
      Series B 6.00% 12/15/19 (FSA)                     1,250,000    1,435,350
   Powell, Ohio 5.50% 12/1/32 (FGIC)                    2,000,000    2,150,840
   Vancouver, Washington Limited Tax
      5.50% 12/1/25 (AMBAC)                             1,250,000    1,456,150
                                                                    ----------
                                                                     5,042,340
                                                                    ----------
Dedicated Tax & Fees Revenue Bonds - 7.19%
   Jacksonville, Florida Sales Tax Revenue
      5.00% 10/1/30 (MBIA)                              1,000,000    1,021,830
   Louisiana State Gas & Fuels Tax Revenue
      Series A 5.00% 6/1/32 (AMBAC)                     1,250,000    1,270,013
   New York City, New York Transitional
      Finance Authority Future Tax Secured
      Series D 5.00% 2/1/27                             1,500,000    1,515,735
   Tampa, Florida Sports Authority
      Revenue Sales Tax
      (Tampa Bay Arena Project)
      Sales Tax 5.75% 10/1/20 (MBIA)                    1,000,000    1,182,410
                                                                    ----------
                                                                     4,989,988
                                                                    ----------
Higher Education Revenue Bonds - 6.22%
   Amherst, New York Industrial Agency
      Civic Facilities Revenue
      (UBF Faculty Student Housing)
      Series A 5.75% 8/1/30 (AMBAC)                     1,300,000    1,450,072
   Eastern Michigan University Revenues
      General Series A
      5.00% 6/1/33 (FGIC)                               1,500,000    1,517,850
   Massachusetts State Industrial Finance
      Agency Revenue Higher Education
      (Clark University Project)
      6.10% 7/1/16                                      1,250,000    1,348,800
                                                                    ----------
                                                                     4,316,722
                                                                    ----------
Hospital Revenue Bonds - 5.63%
   Knox County, Tennessee Health,
      Educational & Housing Facilities
      Board Hospital Revenue
      (East Tennessee Hospital Project)
      Series B 5.75% 7/1/33                             1,000,000      997,770
   Montgomery County, Pennsylvania
      Higher Education & Health
      Authority Hospital Revenue
      (Abington Memorial Hospital)
      Series A 5.125% 6/1/32                            2,000,000    1,901,100

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
   New Jersey Health Care Facilities
      Financing Authority Revenue
      Health Systems
      (Catholic Health East Project)
      Series A 5.375% 11/15/33                        $ 1,000,000  $ 1,007,060
                                                                   -----------
                                                                     3,905,930
                                                                   -----------
Investor Owned Utilities Revenue Bonds - 14.96%
   Luzerne County, Pennsylvania
      Industrial Development
      Authority (Pennsylvania Gas &
      Water Company Project) Series A
      7.00% 12/1/17 (AMBAC) (AMT)                       1,000,000    1,115,010
   Mason County, West Virginia Pollution
      Control Revenue
      (Appalachian Power Company Project)
      Series K 6.05% 12/1/24 (AMBAC)                    3,000,000    3,479,820
   Petersburg, Indiana Pollution Control
      Revenue (Indianapolis Power & Light
      Company Project)
      6.375% 11/2/29 (AMT)                              1,500,000    1,322,730
   Salem County, New Jersey Industrial
      Pollution Control Financing Authority
      Revenue (Public Service Electric &
      Gas Company) Series D
      6.55% 10/1/29 (MBIA)                              3,600,000    3,944,844
   South Carolina Jobs Economic
      Development Authority Industrial
      Revenue (South Carolina Electric &
      Gas Company Project) Series B
      5.45% 11/1/32 (AMBAC) (AMT)                         500,000      520,245
                                                                   -----------
                                                                    10,382,649
                                                                   -----------
Multi Family Housing Revenue Bonds - 9.08%
   Franklin County, Ohio Multifamily
      Revenue (Alger Green) Series A
      5.80% 5/20/44 (GNMA) (AMT)                        1,150,000    1,205,626
   Illinois Development Finance Authority
      Revenue Section 8 Series A
      5.80% 7/1/28 (FHA) (MBIA)                         2,790,000    2,925,398
   Illinois Housing Development Authority
      Multifamily Revenue
      (Crystal Lake Preservation)
      Series A-1 5.80% 12/20/41 (GNMA)                  2,000,000    2,168,680
                                                                   -----------
                                                                     6,299,704
                                                                   -----------
Municipal Lease Revenue Bonds - 1.65%
   Alexandria, Virginia Industrial
      Development Authority Revenue
      (Institute for Defense Analyses)
      Series A 5.90% 10/1/30 (AMBAC)                    1,000,000    1,141,850
                                                                   -----------
                                                                     1,141,850
                                                                   -----------

Statements                                      Delaware Tax-Free Insured Fund
     OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
*Pre-Refunded Bonds - 15.03%
   Michigan State Hospital Finance
      Authority Revenue
      (Genesys Health Systems) Series A
      7.50% 10/1/27-05                                $ 1,500,000  $ 1,736,430
   Regional Transportation Authority Illinois
      Revenue Series D
      6.75% 6/1/25-04 (FGIC)                            7,970,000    8,691,922
                                                                   -----------
                                                                    10,428,352
                                                                   -----------
 Public Utility District Revenue Bonds - 8.00%
   Austin, Texas Revenue
      Subordinate Lien
      5.25% 5/15/20 (MBIA)                              5,000,000    5,550,600
                                                                   -----------
                                                                     5,550,600
                                                                   -----------
 Recreational Area Revenue Bonds - 1.76%
   Hampton, Virginia Convention Center
      Revenue 5.00% 1/15/35 (AMBAC)                     1,200,000    1,220,064
                                                                   -----------
                                                                     1,220,064
                                                                   -----------
 School District General Obligation Bonds - 6.41%
   Jackson, Ohio Local School District
      Stark & Summit Counties
      5.625% 12/1/25 (FSA)                              1,000,000    1,079,370
   Lakota, Ohio Local School District
      5.50% 12/1/14 (FGIC)                              1,790,000    2,080,911
   Pomona, California United School
      District Series A
      6.55% 8/1/29 (MBIA)                               1,000,000    1,290,010
                                                                   -----------
                                                                     4,450,291
                                                                   -----------
 Single Family Housing Revenue Bonds - 1.51%
   New Mexico Mortgage Finance
      Authority Series C
      6.20% 7/1/26 (FNMA) (GNMA)                        1,000,000    1,046,090
                                                                   -----------
                                                                     1,046,090
                                                                   -----------
 Territorial General Obligation Bonds - 1.68%
   Puerto Rico Commonwealth Series A
      5.50% 7/1/19 (MBIA)                               1,000,000    1,166,140
                                                                   -----------
                                                                     1,166,140
                                                                   -----------
 Territorial Revenue Bonds - 7.15%
   Puerto Rico Commonwealth Highway &
      Transportation Authority
      Revenue Series E
      5.50% 7/1/17 (FSA)                                1,250,000    1,464,275
      5.50% 7/1/19 (FSA)                                3,000,000    3,498,420
                                                                   -----------
                                                                     4,962,695
                                                                   -----------
 Turnpike/Toll Road Revenue Bonds - 1.67%
   New Jersey State Highway Authority
      Garden State Parkway
      General Revenue
      5.50% 1/1/16 (FGIC)                               1,000,000    1,158,720
                                                                   -----------
                                                                     1,158,720
                                                                   -----------

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Water & Sewer Revenue Bonds - 0.44%
   Durham County, North Carolina
      Enterprise System Revenue
      4.75% 6/1/28 (MBIA)                   $   300,000            $   302,088
                                                                   -----------
                                                                       302,088
                                                                   -----------
Total Municipal Bonds
   (cost $64,237,717)                                               69,445,478
                                                                   -----------

Total Market Value of Securities-- 100.09%
   (cost $64,237,717)                                               69,445,478
Liabilities Net of Receivables and
   Other Assets-- (0.09%)                                              (63,685)
                                                                   -----------
Net Assets Applicable to 6,200,504
   Shares Outstanding-- 100.00%                                    $69,381,793
                                                                   ===========

Net Asset Value -- Delaware Tax-Free Insured
   Fund Class A
   ($60,620,739 / 5,417,539 Shares)                                     $11.19
                                                                        ------
Net Asset Value -- Delaware Tax-Free Insured
   Fund Class B
   ($7,395,559 / 660,934 Shares)                                        $11.19
                                                                        ------
Net Asset Value -- Delaware Tax-Free Insured
   Fund Class C
   ($1,365,495 / 122,031 Shares)                                        $11.19
                                                                        ------

Components of Net Assets at February 28, 2003:
Shares of beneficial interest
   (unlimited authorization-- no par)                              $64,921,328
Distributions in excess of net investment income                        (1,520)
Accumulated net realized loss on investments                          (745,776)
Net unrealized appreciation of investments                           5,207,761
                                                                   -----------
Total net assets                                                   $69,381,793
                                                                   ===========

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Summary of Abbreviations:
AMBAC -- Insured by the AMBAC Indemnity Corporation
AMT -- Subject to Alternative Minimum Tax
FGIC -- Insured by the Financial Guaranty Insurance Company
FHA -- Insured by the Federal Housing Administration
FNMA -- Insured by Federal National Mortgage Association
FSA -- Insured by Financial Security Assurance
GNMA -- Insured by Government National Mortgage Association
MBIA -- Insured by the Municipal Bond Insurance Association

Statements                                      Delaware Tax-Free Insured Fund
     OF NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Insured Fund
Net asset value Class A (A)                                             $11.19
Sales charge (4.50% offering price, or 4.74%
  of amount invested per share) (B)                                       0.53
                                                                        ------
Offering price                                                          $11.72
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                               Delaware Tax-Free USA Intermediate Fund
     OF NET ASSETS (CONTINUED)           February 28, 2003 (Unaudited)

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 99.10%
--------------------------------------------------------------------------------
City General Obligation Bonds - 5.96%
   Huntsville, Alabama Capital Improvement
      Warrants Series A
      5.00% 2/1/23 (AMBAC)                             $1,000,000   $1,032,760
   Powell, Ohio 5.50% 12/1/25 (FGIC)                    1,500,000    1,614,240
                                                                    ----------
                                                                     2,647,000
                                                                    ----------
Continuing Care/Retirement Revenue Bonds - 2.30%
   Franklin County,
      Ohio Health Care Facilities Revenue
      (Ohio Presbyterian Retirement Services)
      Series A 5.25% 7/1/33 (RADIAN)                    1,000,000    1,019,530
                                                                    ----------
                                                                     1,019,530
                                                                    ----------
Corporate-Backed Revenue Bonds - 8.12%
   Alliance, Texas Airport Authority Special
      Facilities Revenue
      (Federal Express Corporation Project)
      6.375% 4/1/21 (AMT)                               1,000,000    1,050,750
   Cartersville, Georgia Development
      Authority Waste & Wastewater
      Facilities Revenue
      (Anheuser Busch Project)
      5.10% 2/1/12 (AMT)                                  450,000      483,755
   Ohio State Air Quality Development
      Authority Revenue Environmental
      Improvement (USX Project)
      5.00% 11/1/15                                     1,000,000    1,009,920
   Ohio State Pollution Control Revenue
      (General Motors Corporation Project)
      5.625% 3/1/15                                     1,000,000    1,061,950
                                                                    ----------
                                                                     3,606,375
                                                                    ----------
Dedicated Tax & Fees Revenue Bonds - 5.81%
   Delaware River & Bay Authority Revenue
      5.00% 1/1/33 (MBIA)                               1,000,000    1,029,320
   New York City Transitional Finance
      Authority Future Tax Secured
      Series D 5.00% 2/1/27                             1,535,000    1,551,102
                                                                    ----------
                                                                     2,580,422
                                                                    ----------
Escrowed to Maturity Bonds - 1.45%
   Easton, Pennsylvania
      Area Joint Sewer Authority
      5.60% 4/1/03 (RADIAN)                               200,000      200,828
   Metropolitan Pier & Exposition Authority
      Illinois Hospitality Facilities Revenue
      (McCormick Place Convention)
      5.75% 7/1/06                                        410,000      441,447
                                                                    ----------
                                                                       642,275
                                                                    ----------
Higher Education Revenue Bonds - 19.94%
   Eastern Michigan University Revenue
      General Series A
      5.00% 6/1/28 (FGIC)                               1,000,000    1,014,310
      5.00% 6/1/33 (FGIC)                                 700,000      708,330

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Higher Education Revenue Bonds (continued)
   Forest Grove, Oregon Revenue Campus
      Improvement & Refunding
      (Pacific University)
      6.30% 5/1/25 (RADIAN)                            $1,000,000   $1,119,729
   Illinois Educational Facilities Authority
      Student Housing Revenue
      (Educational Advancement Fund -
      University Center Project)
      6.00% 5/1/22                                        750,000      752,475
   New York State Dormitory
      Authority Revenue
      (Mount Saint Mary College Project)
      5.00% 7/1/32 (RADIAN)                             1,000,000    1,005,960
   Ohio State Higher Educational
      Facility Revenue
      (Kenyon College Project)
      4.70% 7/1/37                                      1,000,000    1,039,410
   Pennsylvania State Higher Educational
      Facilities Authority College &
      University Revenues
      (Geneva College Project)
      6.125% 4/1/22                                     1,000,000    1,008,590
      (Ursinus College Project)
      5.90% 1/1/27                                      1,000,000    1,101,540
   University Oklahoma Revenue
      Research Facilities
      5.00% 3/1/23 (AMBAC)                              1,065,000    1,102,744
                                                                    ----------
                                                                     8,853,088
                                                                    ----------
Hospital Revenue Bonds - 7.67%
   Carrington, North Dakota Health
      Facilities Revenue
      (Carrington Health Center Project)
      6.25% 11/15/15                                      500,000      510,770
   Denver, Colorado Health & Hospital
      Authority Healthcare Revenue
      Series A 6.00% 12/1/31                            1,000,000    1,014,500
   Maryland State Health & Higher
      Education Facilities Authority Revenue
      (Union Hospital of Cecil County)
      5.625% 7/1/32                                       500,000      514,225
   Michigan State Hospital Finance
      Authority Revenue
      (Trinity Health Credit) Series C
      5.375% 12/1/23                                      500,000      513,715
   New Jersey Health Care Facilities
      Financing Authority Revenue Health
      Systems (Catholic Health East Project)
      Series A 5.375% 11/15/33                            845,000      850,966
                                                                    ----------
                                                                     3,404,176
                                                                    ----------

Statements                               Delaware Tax-Free USA Intermediate Fund
     OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Investor Owned Utilities Revenue Bonds - 11.15%
   Burlington, Kansas Environmental
      Improvement Revenue
      (Kansas City Power and Light)
      Series B 4.75% 9/1/15                            $1,000,000   $1,042,130
   Cambria County, Pennsylvania Industrial
      Development Authority Pollution
      Control Revenue (Pennsylvania
      Electric Company Project)
      Series A 5.80% 11/1/20 (MBIA)                       500,000      558,545
   Maricopa County, Arizona Pollution
      Control Corporation Revenue
      (El Paso Electric Company Project)
      Series A 6.375% 8/1/15                              750,000      764,145
   Montgomery County, Pennsylvania
      Industrial Development Authority
      Pollution Control Revenue
      (PECO Energy Company Project)
      Series A 5.20% 10/1/30                            1,000,000    1,045,819
   St. Charles Parish, Louisiana Pollution
      Control Revenue
      (Entergy Louisiana, Inc.) Series A
      4.90% 6/1/30 (Mandatory Put)                      1,000,000    1,018,970
   South Carolina Jobs Economic
      Development Authority Industrial
      Revenue (South Carolina Electric and
      Gas Company Project) Series B
      5.45% 11/1/32 (AMBAC) (AMT)                         500,000      520,245
                                                                    ----------
                                                                     4,949,854
                                                                    ----------
Municipal Lease Revenue Bonds - 4.49%
   Albany, New York Industrial Development
      Agency Civic Facility Revenue
      (Charitable Leadership Project)
      Series A 5.75% 7/1/26                               500,000      508,335
   Nelson County, Virginia Industrial
      Development Authority Lease Revenue
      5.00% 8/15/22 (AMBAC)                             1,425,000    1,484,993
                                                                    ----------
                                                                     1,993,328
                                                                    ----------
Political Subdivision General Obligation Bonds - 2.35%
   Lemhi County, Idaho
      5.20% 8/1/27 (FSA)                                1,000,000    1,042,890
                                                                    ----------
                                                                     1,042,890
                                                                    ----------
Ports & Harbors Revenue Bonds - 3.65%
   Toledo, Lucas County, Ohio Port
      Authority Development Revenue
      (Northwest Ohio Bond Fund- Alex
      Products Inc.) Series B
      6.125% 11/15/09
      (LOC Fifth Third Bank) (AMT)                      1,000,000    1,082,650
   Virginia Port Authority Commonwealth
      Port Fund Revenue
      5.00% 7/1/12 (AMT)                                  500,000      540,655
                                                                    ----------
                                                                     1,623,305
                                                                    ----------

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
*Pre-Refunded Bonds - 5.01%
   Arizona State Transportation Board
      Highway Revenue 6.25% 7/1/16-09                  $1,850,000  $ 2,224,366
                                                                   -----------
                                                                     2,224,366
                                                                   -----------
Public Power Revenue Bonds - 2.61%
   Metropolitan Government Nashville &
      Davidson County, Tennessee Electric
      Revenue Series B
      5.50% 5/15/14                                     1,000,000    1,157,460
                                                                   -----------
                                                                     1,157,460
                                                                   -----------
Recreational Area Revenue Bonds - 2.39%
   Hampton, Virginia Convention Center
      Revenue 5.25% 1/15/23 (AMBAC)                     1,000,000    1,061,290
                                                                   -----------
                                                                     1,061,290
                                                                   -----------
School District General Obligation Bonds - 2.39%
   Licking County, Ohio Joint Vocational
      School District
      5.00% 12/1/19 (MBIA)                              1,000,000    1,062,210
                                                                   -----------
                                                                     1,062,210
                                                                   -----------
Territorial Revenue Bonds - 4.95%
   Puerto Rico Commonwealth Highway &
      Transportation Authority Revenue
      Series B 6.00% 7/1/26                             1,000,000    1,102,520
   University of Puerto Rico Revenues
      Series M 5.50% 6/1/15 (MBIA)                      1,000,000    1,096,490
                                                                   -----------
                                                                     2,199,010
                                                                   -----------
Turnpike/Toll Road Revenue Bonds - 3.65%
   Dunes, Florida Community Development
      District Revenue - Intracoastal
      Waterway Bridge
      (ITT Industries Corporation)
      5.50% 10/1/07                                       825,000      862,934
   Delaware River Joint Toll
      Bridge Commission
      (Pennsylvania Bridge Revenue)
      5.00% 7/1/24                                        745,000      756,682
                                                                   -----------
                                                                     1,619,616
                                                                   -----------
Water & Sewer Revenue Bonds - 5.21%
   Ohio State Water Development
      Authority Revenue Fresh Water
      Series B 5.50% 12/1/19 (FSA)                      1,000,000    1,159,820
   Virginia State Resource Authority
      Clean Water Revenue State
      Revolving Fund 6.00% 10/1/16                      1,000,000    1,155,630
                                                                   -----------
                                                                     2,315,450
                                                                   -----------
Total Municipal Bonds
   (cost $41,863,790)                                               44,001,645
                                                                   -----------

Statements                               Delaware Tax-Free USA Intermediate Fund
     OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Market Value of Securities - 99.10%
   (cost $41,863,790)                                              $44,001,645
Receivables and Other Assets
   Net of Liabilities - 0.90%                                          397,467
                                                                   -----------
Net Assets Applicable to 3,975,485
   Shares Outstanding - 100.00%                                    $44,399,112
                                                                   ===========

Net Asset Value -- Delaware Tax-Free USA Intermediate
   Fund Class A
   ($33,363,525 / 2,987,357 Shares)                                     $11.17
                                                                        ------
Net Asset Value -- Delaware Tax-Free USA Intermediate
   Fund Class B
   ($4,475,151 / 400,707 Shares)                                        $11.17
                                                                        ------
Net Asset Value -- Delaware Tax-Free USA Intermediate
   Fund Class C
   ($6,560,436 / 587,421 Shares)                                        $11.17
                                                                        ------

Components of Net Assets at February 28, 2003:
Shares of beneficial interest
   (unlimited authorization-- no par)                              $42,711,393
Accumulated net realized loss on investments                          (450,136)
Net unrealized appreciation of investments                           2,137,855
                                                                   -----------
Total net assets                                                   $44,399,112
                                                                   ===========

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Summary of Abbreviations:
AMBAC -- Insured by the AMBAC Indemnity Corporation
AMT -- Subject to Alternative Minimum Tax
FGIC -- Insured by the Financial Guaranty Insurance Company
FSA -- Insured by Financial Security Assurance
LOC -- Letter of Credit
MBIA -- Insured by the Municipal Bond Insurance Association
RADIAN -- Insured by Radian Asset Assurance

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free USA Intermediate Fund
Net asset value Class A (A)                                             $11.17
Sales charge (2.75% of offering price, or 2.86%
  of amount invested per share) (B)                                       0.32
                                                                        ------
Offering price                                                          $11.49
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                      Delaware National High-Yield Municipal Bond Fund
   OF NET ASSETS (CONTINUED)    February 28, 2003 (Unaudited)

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 99.81%
--------------------------------------------------------------------------------
Airline Revenue Bonds - 1.53%
   Dallas-Fort Worth, Texas International
      Airport Facilities Improvement
      Corporation Revenue
      (American Airlines Corporation Project)
      Series C 6.15% 5/1/29 (AMT)                        $750,000   $  165,000
   Minneapolis & St. Paul, Minnesota
      Metropolitan Airports Commission
      Special Facilities Revenue
      (Northwest Airlines, Inc. Project)
      Series A 7.00% 4/1/25 (AMT)                         500,000      373,625
   New Jersey Economic Development
      Authority Special Facilities Revenue
      (Continental Airlines, Inc. Project)
      6.625% 9/15/12 (AMT)                              1,000,000      783,070
                                                                    ----------
                                                                     1,321,695
                                                                    ----------
Airport Revenue Bonds - 2.75%
   Miami-Dade County, Florida Aviation
      Revenue 5.00% 10/1/33 (FSA) (AMT)                 1,000,000    1,000,330
   New York City, New York Industrial
      Development (JFK Airis Project)
      5.50% 7/1/28 (AMT)                                  905,000      866,673
   Onondaga County, New York Industrial
      Development Authority Revenue
      Subordinated (Air Cargo Project)
      7.25% 1/1/32 (AMT)                                  500,000      503,035
                                                                    ----------
                                                                     2,370,038
                                                                    ----------
Continuing Care/Retirement Revenue Bonds - 11.74%
   Bexar County, Texas Health Revenue
      Facilities Development Corporation
      (Army Retirement Residence Project)
      6.30% 7/1/32                                      1,000,000    1,021,920
   Franklin County, Ohio Health Care
      Facilities Revenue Refunding and
      Improvement (Ohio Presbyterian
      Retirement Services) Series A
      5.25% 7/1/33 (RADIAN)                             1,000,000    1,019,530
   Gainesville & Hall County, Georgia
      Development Authority Revenue
      (Lanier Village Estates Project)
      Series C 7.25% 11/15/29                           1,000,000    1,003,680
   Illinois Health Facilities
      Authority Revenue
      (Lutheran Senior Ministries Project)
      7.375% 8/15/31                                    1,000,000    1,015,600
   Indianapolis, Indiana Economic
      Development Authority Revenue
      (National Benevolent
      Association Project) 7.25% 10/1/10                  700,000      710,003
   Marion County, Missouri Nursing Home
      District Revenue 7.00% 8/1/13                     1,050,000    1,060,133

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Continuing Care/Retirement Revenue Bonds (continued)
   Montgomery County, Pennsylvania Higher
      Education & Health Authority Revenue
      (Faulkeways at Gwynedd Project)
      6.75% 11/15/30                                   $1,000,000  $ 1,053,530
   Philadelphia, Pennsylvania Hospitals &
      Higher Education Facilities Authority
      Revenue (The Philadelphia Protestant
      Home Project) Series A 6.50% 7/1/27               1,100,000    1,036,871
   South Dakota Health & Education
      Facilities Authority Revenue
      (Westhills Village Retirement Project)
      7.25% 9/1/13                                      1,125,000    1,149,175
 **Vermont Education & Health Building
      Financing Agency Revenue Health
      Care Facility (Copley Manor Project)
      6.15% 4/1/19                                      1,730,000    1,044,315
                                                                   -----------
                                                                    10,114,757
                                                                   -----------
Convention Center/Auditorium/Hotel Revenue Bonds - 1.17%
   Myrtle Beach, South Carolina Jobs
      Economic Development Authority
      Revenue (Myrtle Beach Convention
      Center Project) Series A
      6.625% 4/1/36                                     1,000,000    1,006,380
                                                                   -----------
                                                                     1,006,380
                                                                   -----------
Corporate-Backed Revenue Bonds - 9.96%
   Alliance, Texas Airport Authority Special
      Facilities Revenue
      (Federal Express Corporation Project)
      6.375% 4/1/21 (AMT)                               2,000,000    2,101,500
   Ashland, Kentucky Sewer & Solid
      Waste Revenue (Ashland, Inc. Project)
      7.125% 2/1/22 (AMT)                                 700,000      735,112
 **California Pollution Control Financing
      Authority Pollution Control Revenue
      (Laidlaw Environmental, Inc. Project)
      Series A 6.70% 7/1/07 (AMT)                       1,000,000          100
   De Soto Parish, Louisiana Environmental
      Improvement Revenue
      (International Paper Company Project)
      Series A 6.35% 2/1/25 (AMT)                       1,650,000    1,722,204
   Phenix County, Alaska Industrial
      Development Board Environmental
      Improvement Revenue
      (Mead Westvaco Corporation Project)
      Series A 6.35% 5/15/35 (AMT)                      1,000,000      996,750
   Port Corpus, Texas Christian Authority
      (Celanese Project) Series B
      6.70% 11/1/30 (AMT)                               2,000,000    2,038,340
   Virginia Beach, Virginia Development
      Authority Revenue
      (Ramada on the Beach Project)
      6.625% 12/1/09                                    1,000,000      983,460
                                                                   -----------
                                                                     8,577,466
                                                                   -----------

Statements                      Delaware National High-Yield Municipal Bond Fund
   OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Dedicated Tax & Fees Revenue Bonds - 4.21%
   Chicago, Illinois Tax Increment Subordinate
      (Central Loop Redevelopment Project)
      Series A 6.50% 12/1/08                           $1,000,000  $ 1,078,040
   Las Vegas, Nevada Local Improvement
      Special District #808
      (Summerlin Area Project)
      6.75% 6/1/21                                        994,999    1,025,307
   New York State Dormitory Authority
      Revenue (State Personal Income Tax Project)
      Series A 5.00% 3/15/32                            1,000,000    1,011,400
   Prescott Valley, Arizona Improvement
      District Special Assessment
      7.90% 1/1/12                                        500,000      512,780
                                                                   -----------
                                                                     3,627,527
                                                                   -----------
Escrowed to Maturity Bonds - 0.50%
   Illinois State Development
      Finance Authority
      (Harrisburg Medical Center Project)
      7.00% 3/1/06                                        400,000      431,400
                                                                   -----------
                                                                       431,400
                                                                   -----------
Higher Education Revenue Bonds - 20.08%
   Anson, Texas Education Facilities
      Corporate Student Housing Revenue
      (University of Texas-Waterview
      Park Project) 5.10% 1/1/28 (ACA)                  1,000,000      982,650
   California Statewide Communities
      Revenue Authority
      (EAH-East Campus Apartments LLC Project)
      Series A 5.625% 8/1/34 (ACA)                      1,000,000    1,026,210
   Dutchess County, New York
      Industrial Development Agency
      Civic Facility Revenue (Marist College Project)
      Series A 5.00% 7/1/22                             1,000,000      969,800
   Illinois Educational Facilities Authority
      Student Housing Revenue
      (Educational Advancement
      Fund-University Center Project)
      6.25% 5/1/30                                      2,000,000    2,029,100
   Maine Finance Authority Education
      Revenue (Waynflete School Project)
      6.40% 8/1/19                                      1,000,000    1,062,910
   Massachusetts Development
      Finance Agency
      (Massachusetts College of Pharmacy Project)
      Series C 5.75% 7/1/33                             2,000,000    1,968,220
   Massachusetts State College Building
      Authority Revenue Series A
      5.00% 5/1/43 (XLCA)                               1,000,000    1,001,120
   Massachusetts State Health &
      Educational Facilities Authority
      Revenue (Nichols College Project)
      Series C 6.125% 10/1/29                           3,000,000    2,615,370

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Higher Education Revenue Bonds (continued)
   Minnesota State Higher Education Facilities
      Authority Revenue
      (College of Art & Design Project)
      Series 5-D 6.75% 5/1/26                           $ 500,000   $  543,065
   New Hampshire Higher Education &
      Health Facilities Authority
      (Brewster Academy Project)
      6.75% 6/1/25                                      1,000,000    1,012,840
   Savannah, Georgia Economic
      Development Authority Revenue
      (College of Art & Design Project)
      6.50% 10/1/13                                     1,000,000    1,089,780
   Scranton-Lackawanna, Pennsylvania
      Health & Welfare Authority First
      Mortgage Revenue
      (Lackawanna Junior College Project)
      5.75% 11/1/20                                     1,510,000    1,482,775
   Westminster, Maryland Education
      Facilities Revenue (McDaniel College Project)
      5.50% 4/1/32                                      1,500,000    1,508,250
                                                                   -----------
                                                                    17,292,090
                                                                   -----------
Hospital Revenue Bonds - 12.99%
   Cuyahoga County, Ohio Health Care
      Facilities Revenue
      (Benjamin Rose Institute Project)
      5.50% 12/1/28                                     1,250,000    1,123,838
   Illinois Health Facilities
      Authority Revenue
      (Elmhurst Memorial Healthcare Project)
      5.625% 1/1/28                                     2,000,000    2,028,499
      (Midwest Physician Group
      Limited Project) 5.50% 11/15/19                      35,000       27,808
   Knox County, Tennessee Health
      Educational & Housing Facilities
      Board Hospital Revenue
      (East Tennessee Hospital Project)
      Series B 5.75% 7/1/33                             1,300,000    1,297,101
   Leesburg, Florida Hospital Revenue
      (Leesburg Regional Medical
      Center Project) 5.50% 7/1/32                      1,000,000    1,010,470
   Montgomery County, Pennsylvania
      Higher Education & Health Authority
      Hospital Revenue
      (Abington Memorial Hospital Project)
      Series A 5.125% 6/1/32                            1,000,000      950,550
   New Jersey Health Care Facilities
      Financing Authority Health
      Systems Revenue
      (Catholic Health East Project)
      Series A 5.375% 11/15/33                          1,000,000    1,007,060
   Richland County, Ohio Hospital
      Facilities Revenue
      (Medcentral Health System Project)
      Series B 6.375% 11/15/30                          1,500,000    1,583,100

Statements                      Delaware National High-Yield Municipal Bond Fund
   OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
   Saint Joseph County, Indiana Industrial
      Economic Development
      (Madison Center Project)
      5.50% 2/15/21                                   $ 1,150,000  $ 1,119,916
   South Dakota Health & Education
      Facilities Authority Revenue
      (Huron Regional Medical
      Center Project) 7.00% 4/1/10                      1,000,000    1,036,870
                                                                   -----------
                                                                    11,185,212
                                                                   -----------
Investor Owned Utilities Revenue Bonds - 8.95%
   Gulf Coast, Texas Waste Disposal
      Authority Revenue
      (Valero Energy Project)
      6.65% 4/1/32 (AMT)                                1,000,000    1,004,110
   Maricopa County, Arizona Pollution
      Control Corporation Pollution
      Control Revenue
      (El Paso Electric Company Project)
      Series A 6.375% 8/1/15                            1,250,000    1,273,575
   Midland County, Michigan Economic
      Development Subordinate
      Limited Obligation
      (Midland Congeneration Project)
      Series A 6.875% 7/23/09 (AMT)                     1,950,000    1,972,913
   Mississippi Business Finance Corporation
      Pollution Control Revenue
      (System Energy Resources, Inc. Project)
      5.875% 4/1/22                                       250,000      242,185
      5.90% 5/1/22                                      2,400,000    2,331,408
   Petersburg, Indiana Pollution Control
      Revenue (Indianapolis Power &
      Light Company Project)
      6.375% 11/2/29 (AMT)                              1,000,000      881,820
                                                                   -----------
                                                                     7,706,011
                                                                   -----------
Miscellaneous Revenue Bonds - 4.81%
   Director State, Nevada Department of
      Business & Industry 2nd Tier
      (Las Vegas Monorail Project)
      7.375% 1/1/40                                     1,500,000    1,439,489
   Lowry, Colorado Economic
      Redevelopment Authority Revenue
      Series A (Private Placement)
      7.30% 12/1/10                                       725,000      783,718
   Massachusetts State Development
      Finance Agency Revenue
      (Boston Biomedical Research
      Institute Project) 5.75% 2/1/29                   1,000,000      932,540
   Washington State Housing
      Finance Commission
      (State School Directors'
      Association Project)
      (Private Placement)
      8.25% 7/1/12                                        625,000      635,463

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Miscellaneous Revenue Bonds (continued)
   Westminster, Colorado Shaw Heights
      Special Improvement District
      Series A 7.50% 12/1/07                             $350,000  $   353,091
                                                                   -----------
                                                                     4,144,301
                                                                   -----------
Municipal Lease Revenue Bonds - 2.23%
   Dauphin County, Pennsylvania
      General Authority
      (Riverfront Office & Parking Project)
      Series A 5.75% 1/1/10                             1,875,000    1,921,106
                                                                   -----------
                                                                     1,921,106
                                                                   -----------
Political Subdivision General Obligation Bonds - 2.46%
   Illinois State Development Finance
      Authority East St. Louis Debt
      Restructure Revenue
      7.375% 11/15/11                                   1,100,000    1,220,846
   Niles, Illinois Park District Unlimited Tax
      Series A 6.65% 12/1/14                              860,000      894,907
                                                                   -----------
                                                                     2,115,753
                                                                   -----------
Ports & Harbors Revenue Bonds - 0.59%
   South Jersey, New Jersey Port Corporation
      Revenue
      5.20% 1/1/23 (AMT)                                  500,000      509,025
                                                                   -----------
                                                                       509,025
                                                                   -----------
*Pre-Refunded Bonds - 10.17%
   Bedford Park, Illinois Tax Increment
      Revenue 8.00% 12/1/10-04                          1,200,000    1,340,196
   Chelsea, Oklahoma Gas Authority
      Revenue Gas Systems
      7.25% 7/1/13-04                                     600,000      660,264
      7.30% 7/1/19-04                                     700,000      770,770
   Illinois Health Facilities
      Authority Revenue
      (Midwest Physician Group Project)
      8.10% 11/15/14-04                                   850,000      950,742
   Illinois State Development
      Finance Authority
      (Harrisburg Medical Center Project)
      7.20% 3/1/07-06                                     400,000      432,200
      7.20% 3/1/08-06                                     400,000      432,200
   Mississippi Development Bank
      Special Obligation
      (Madison County Hospital Project)
      6.40% 7/1/29-09                                   1,585,000    1,934,714
   Pennsylvania Higher Education Facilities
      Authority (Drexel University Project)
      6.75% 5/1/12-03                                   1,300,000    1,338,831
   Pocatello, Idaho Development Authority
      Revenue Allocation Tax Increment
      Series B 7.25% 12/1/08-04                            30,000       32,317

Statements                      Delaware National High-Yield Municipal Bond Fund
   OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
*Pre-Refunded Bonds (continued)
   Volusia County,
     Florida Industrial Development
     Authority Mortgage Revenue
     (Bishops Glen Retirement Health
     Facilities Project)
     7.50% 11/1/16-06                                   $ 745,000  $   868,357
                                                                   -----------
                                                                     8,760,591
                                                                   -----------
 Recreational Area Revenue Bonds - 1.34%
 **Colorado Postsecondary Educational
     Facilities Authority
     (Colorado's Ocean Journey, Inc. Project)
     8.00% 12/1/06                                        800,000       96,000
   Santa Fe, New Mexico Municipal
     Recreation Complex Net Revenue
     5.625% 12/1/23                                     1,065,000    1,054,733
                                                                   -----------
                                                                     1,150,733
                                                                   -----------
 Tax Increment/Special Assessment Bonds - 1.31%
   Chicago Tax Increment Allocation
     (Chatham Ridge Project)
     5.95% 12/15/12                                       750,000      756,848
   Orlando, Florida Special Assessment
     (Conroy Road Interchange Project)
     Series B 5.25% 5/1/05                                375,000      376,155
                                                                   -----------
                                                                     1,133,003
                                                                   -----------
 Water & Sewer Revenue Bonds - 3.02%
   Franklin County, Missouri Public Water
     Supply District #3
     (Waterworks & Sewer System Project)
     Series B 7.375% 12/1/18                            1,255,000    1,297,557
   Upper Bear Creek, Alabama Water,
     Sewer & Fire Protection District
     Water Revenue
     6.25% 8/1/15                                       1,250,000    1,302,500
                                                                   -----------
                                                                     2,600,057
                                                                   -----------
 Total Municipal Bonds
   (cost $86,701,988)                                               85,967,145
                                                                   -----------

 Total Market Value of Securities - 99.81%
   (cost $86,701,988)                                               85,967,145
 Receivables and Other Assets
   Net of Liabilities - 0.19%                                          162,018
                                                                   -----------
 Net Assets Applicable to 8,744,841
   Shares Outstanding - 100.00%                                    $86,129,163
                                                                   ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Asset Value--Delaware National High-
   Yield Municipal Bond Fund Class A
   ($62,026,145 / 6,301,979 Shares)                                      $9.84
                                                                         -----
Net Asset Value--Delaware National High-
   Yield Municipal Bond Fund Class B
   ($17,918,491 / 1,816,590 Shares)                                      $9.86
                                                                         -----
Net Asset Value--Delaware National High-
   Yield Municipal Bond Fund Class C
   ($6,184,527 / 626,272 Shares)                                         $9.88
                                                                         -----

Components of Net Assets at February 28, 2003:
Shares of beneficial interest
   (unlimited authorization-- no par)                              $92,333,584
Distributions in excess of net investment income                        (4,104)
Accumulated net realized loss on investments                        (5,465,474)
Net unrealized depreciation of investments                            (734,843)
                                                                   -----------
Total net assets                                                   $86,129,163
                                                                   ===========

 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**  Non-income producing security. Security is currently in default.

Summary of Abbreviations:
ACA-- Insured by American Capital Access
AMT-- Subject to Alternative Minimum Tax
FSA-- Insured by Financial Security Assurance
RADIAN-- Insured by Radian Asset Assurance
XLCA-- Insured by XL Capital Assurance

Net Asset Value and Offering Price per Share -
  Delaware National High-Yield Municipal Bond Fund
Net asset value Class A (A)                                              $9.84
Sales charge (4.50% of offering price, or 4.67%
  of amount invested per share) (B)                                       0.46
                                                                        ------
Offering price                                                          $10.30
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes


Statements                                                   Delaware National Tax-Free Funds
     OF ASSETS AND LIABILITIES                                  February 28, 2003 (Unaudited)

                                                      Delaware Tax-Free     Delaware Tax-Free
                                                             USA             USA Intermediate
                                                            Fund                  Fund
                                                       --------------         --------------
Assets:
   Investments at market                                $510,961,744          $  4,001,645
   Cash                                                    9,808,260             2,430,052
   Receivables for securities sold                        22,747,261               995,335
   Interest receivable                                     6,540,229               540,397
   Receivable from DMC                                        35,996                 6,938
   Subscriptions receivable                                  100,036               337,668
                                                        ------------          ------------
   Total assets                                          550,193,526            48,312,035
                                                        ------------          ------------

Liabilities:
   Payable for securities purchased                       23,210,402             3,793,115
   Distributions payable                                     422,546                26,776
   Liquidations payable                                      450,463                63,460
   Other accounts payable and accrued expenses               232,411                29,572
                                                        ------------          ------------
   Total liabilities                                      24,315,822             3,912,923
                                                        ------------          ------------

Total Net Assets                                        $525,877,704          $  4,399,112
                                                        ============          ============

Investments at cost                                     $486,277,398          $  1,863,790
                                                        ============          ============

See accompanying notes


                                                                                      Delaware National Tax-Free Funds
Statements                                                                            Six months ended February 28, 2003 (Unaudited)
     OF OPERATIONS
                                                               Delaware        Delaware          Delaware             Delaware
                                                               Tax-Free        Tax-Free        Tax-Free USA      National High-Yield
                                                               USA Fund       Insured Fund   Intermediate Fund   Municipal Bond Fund
Investment Income:
   Interest                                                  $14,866,850     $ 1,777,881       $   925,088          $ 2,815,025
                                                             -----------     -----------       -----------          -----------
Expenses:
   Management fees                                             1,433,967         171,222            95,794              238,553
   Distribution expenses-- Class A                               540,133          65,701            20,341               77,763
   Distribution expenses-- Class B                               176,942          36,783            19,588               92,179
   Distribution expenses-- Class C                                29,125           6,881            35,584               30,707
   Dividend disbursing and transfer agent fees and expenses      236,572          22,460            30,940               32,200
   Accounting and administration expenses                        120,600          15,765             8,665               20,021
   Reports and statements to shareholders                         79,129           5,606             4,600                8,514
   Registration fees                                              39,676          11,061            14,846               30,632
   Professional fees                                              24,366           2,742             1,880               11,700
   Trustees' fees                                                 12,708           2,391             2,254                2,132
   Custodian fees                                                 23,810           2,357             1,855                3,970
   Other                                                          70,852           8,362             5,950               12,712
                                                            ------------    ------------      ------------         ------------
                                                               2,787,880         351,331           242,297              561,083
   Less expenses absorbed or waived                             (318,306)             --           (40,826)             (31,795)
   Less expenses paid indirectly                                 (19,999)         (2,685)           (1,616)              (3,212)
                                                            ------------    ------------      ------------         ------------
   Total expenses                                              2,449,575         348,646           199,855              526,076
                                                            ------------    ------------      ------------         ------------
Net Investment Income                                         12,417,275       1,429,235           725,233            2,288,949
                                                            ------------    ------------      ------------         ------------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized gain (loss) on investments                     6,598,053         231,428            81,437           (1,091,080)
   Net change in unrealized appreciation/
   depreciation of investments                                (2,183,834)        799,251           506,665               59,891
                                                            ------------    ------------      ------------         ------------
Net Realized and Unrealized Gain (Loss) on Investments         4,414,219       1,030,679           588,102           (1,031,189)
                                                            ------------    ------------      ------------         ------------

Net Increase in Net Assets Resulting from Operations        $ 16,831,494    $  2,459,914      $  1,313,335         $  1,257,760
                                                            ============    ============      ============         ============

See accompanying notes


Statements                                                                                    Delaware National Tax-Free Funds
of changes in net assets

                                                                        Delaware Tax-Free                 Delaware Tax-Free
                                                                            USA Fund                         Insured Fund
                                                                        -----------------                 -----------------
                                                                      Six Months         Year         Six Months          Year
                                                                         Ended           Ended           Ended            Ended
                                                                        2/28/03         8/31/02         2/28/03          8/31/02
                                                                      (Unaudited)                     (Unaudited)
Increase (Decrease) in Net Assets from Operations:
 Net investment income                                               $ 12,417,275    $ 26,930,788    $  1,429,235    $  3,067,465
 Net realized gain on investments                                       6,598,053      10,785,281         231,428       1,088,612
 Net change in unrealized appreciation/depreciation of investments     (2,183,834)    (12,813,884)        799,251        (686,560)
                                                                     ------------    ------------    ------------    ------------
 Net increase in net assets resulting from operations                  16,831,494      24,902,185       2,459,914       3,469,517
                                                                     ------------    ------------    ------------    ------------

Dividends and Distributions to Shareholders from:
 Net investment income:
   Class A                                                            (11,510,029)    (25,066,192)     (1,276,631)     (2,719,161)
   Class B                                                               (705,959)     (1,653,588)       (128,562)       (292,488)
   Class C                                                               (116,224)       (255,350)        (24,042)        (55,816)
                                                                     ------------    ------------    ------------    ------------
                                                                      (12,332,212)    (26,975,130)     (1,429,235)     (3,067,465)
                                                                     ------------    ------------    ------------    ------------

Capital Share Transactions:
 Proceeds from shares sold:
   Class A                                                             11,482,741      22,761,228       3,165,164       3,558,679
   Class B                                                                713,719       3,162,181         464,245       1,515,335
   Class C                                                                301,576         996,252          31,696         217,917
 Net assets from merger(1):
   Class A                                                                     --      19,974,956              --              --
   Class B                                                                     --       1,060,827              --              --
   Class C                                                                     --         348,890              --              --

Net asset value of shares issued upon reinvestment
  of dividends and distributions:
   Class A                                                              6,315,828      13,483,213         745,401       1,539,402
   Class B                                                                375,469         860,313          84,151         170,589
   Class C                                                                 91,467         199,476          12,472          29,413
                                                                     ------------    ------------    ------------    ------------
                                                                       19,280,800      62,847,336       4,503,129       7,031,335
                                                                     ------------    ------------    ------------    ------------
Cost of shares repurchased:
   Class A                                                            (32,592,113)    (54,216,358)     (4,556,695)     (7,468,327)
   Class B                                                             (3,784,661)     (6,773,913)       (939,242)     (1,573,281)
   Class C                                                               (684,230)     (1,996,463)       (184,696)       (355,200)
                                                                     ------------    ------------    ------------    ------------
                                                                      (37,061,004)    (62,986,734)     (5,680,633)     (9,396,808)
                                                                     ------------    ------------    ------------    ------------
Decrease in net assets derived from capital share transactions        (17,780,204)       (139,398)     (1,177,504)     (2,365,473)
                                                                     ------------    ------------    ------------    ------------
Net Decrease in Net Assets                                            (13,280,922)     (2,212,343)       (146,825)     (1,963,421)

Net Assets:
   Beginning of period                                                539,158,626     541,370,969      69,528,618      71,492,039
                                                                     ------------    ------------    ------------    ------------
   End of period                                                     $525,877,704    $539,158,626    $ 69,381,793    $ 69,528,618
                                                                     ============    ============    ============    ============

See accompanying notes
(1) See footnote 6


Statements                                                                                       Delaware National Tax-Free Funds
     OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              Delaware Tax-Free             Delaware National
                                                                              USA Intermediate             High-Yield Municipal
                                                                                     Fund                       Bond Fund
                                                                           ------------------------     ---------------------------
                                                                           Six Months        Year       Six Months        Year
                                                                             Ended          Ended          Ended          Ended
                                                                            2/28/03        8/31/02        2/28/03         8/31/02
                                                                           (Unaudited)                  (Unaudited)
Increase (Decrease) in Net Assets from Operations:
 Net investment income                                                     $   725,233   $ 1,268,191    $ 2,288,949    $  5,015,945
 Net realized gain (loss) on investments                                        81,437       105,927     (1,091,080)       (388,338)
 Net change in unrealized appreciation/depreciation of investments             506,665       476,320         59,891      (2,487,030)
                                                                           -----------   -----------    -----------    ------------
 Net increase in net assets resulting from operations                        1,313,335     1,850,438      1,257,760       2,140,577
                                                                           -----------   -----------    -----------    ------------

Dividends and Distributions to Shareholders from:
 Net investment income:
   Class A                                                                    (548,786)     (980,249)    (1,696,092)     (3,775,121)
   Class B                                                                     (62,684)     (100,071)      (443,634)       (925,482)
   Class C                                                                    (113,763)     (187,871)      (144,761)       (312,626)
                                                                           -----------   -----------    -----------    ------------
                                                                              (725,233)   (1,268,191)    (2,284,487)     (5,013,229)
                                                                           -----------   -----------    -----------    ------------

Capital Share Transactions:
 Proceeds from shares sold:
   Class A                                                                  10,137,105    12,248,688      1,812,568       4,070,299
   Class B                                                                   1,508,378     1,961,013        369,348       2,162,129
   Class C                                                                   1,531,005     4,652,985        328,699       1,327,090

Net asset value of shares issued upon reinvestment
  of dividends and distributions:
   Class A                                                                     367,872       639,081        870,019       1,939,219
   Class B                                                                      40,078        55,629        204,253         441,369
   Class C                                                                      63,431        93,876         88,247         196,408
                                                                           -----------   -----------    -----------    ------------
                                                                            13,647,869    19,651,272      3,673,134      10,136,514
                                                                           -----------   -----------    -----------    ------------
Cost of shares repurchased:
   Class A                                                                  (3,658,927)   (6,695,821)    (4,190,985)    (15,659,205)
   Class B                                                                    (524,938)   (1,042,597)    (2,442,551)     (2,302,729)
   Class C                                                                  (2,402,926)   (1,184,753)      (568,729)     (2,098,684)
                                                                           -----------   -----------    -----------    ------------
                                                                            (6,586,791)   (8,923,171)    (7,202,265)    (20,060,618)
                                                                           -----------   -----------    -----------    ------------
Increase (decrease) in net assets derived from capital share transactions    7,061,078    10,728,101     (3,529,131)     (9,924,104)
                                                                           -----------   -----------    -----------    ------------
Net Increase (Decrease) in Net Assets                                        7,649,180    11,310,348     (4,555,858)    (12,796,756)

Net Assets:
 Beginning of period                                                        36,749,932    25,439,584     90,685,021     103,481,777
                                                                           -----------   -----------    -----------    ------------
 End of period                                                             $44,399,112   $36,749,932    $86,129,163    $ 90,685,021
                                                                           ===========   ===========    ===========    ============

See accompanying notes

Financial
     HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Delaware Tax-Free USA Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             2/28/03(3)   8/31/02(2)   8/31/01     8/31/00      8/31/99     8/31/98
                                                            (Unaudited)
Net asset value, beginning of period                          $11.280     $11.320      $10.830     $10.890     $ 11.830    $ 11.710

Income (loss) from investment operations:
Net investment income                                           0.268       0.566        0.582       0.587        0.593       0.597
Net realized and unrealized gain (loss) on investments          0.100      (0.040)       0.490      (0.060)      (0.916)      0.310
                                                              -------     -------     --------     -------      -------     -------
Total from investment operations                                0.368       0.526        1.072       0.527       (0.323)      0.907
                                                              -------     -------     --------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                          (0.268)     (0.566)      (0.582)     (0.587)      (0.593)     (0.597)
Net realized gain on investments                                   --          --           --          --       (0.024)     (0.190)
                                                              -------     -------     --------     -------      -------     -------
Total dividends and distributions                              (0.268)     (0.566)      (0.582)     (0.587)      (0.617)     (0.787)
                                                              -------     -------     --------     -------      -------     -------

Net asset value, end of period                                $11.380     $11.280     $ 11.320     $10.830      $10.890     $11.830
                                                              =======     =======     ========     =======      =======     =======

Total return(1)                                                 3.31%       4.85%       10.19%       5.11%       (2.90%)      8.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $485,102    $495,731     $495,597    $421,136     $485,240    $586,848
Ratio of expenses to average net assets                         0.87%       0.87%        0.88%       0.97%        1.00%       0.97%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      0.99%       0.98%        0.89%       0.97%        1.00%       0.97%
Ratio of net investment income to average net assets            4.80%       5.08%        5.29%       5.54%        5.13%       5.08%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      4.68%       4.97%        5.28%       5.54%        5.13%       5.08%
Portfolio turnover                                               113%         99%         103%         76%          59%         81%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Delaware Tax-Free USA Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             2/28/03(3)  8/31/02(2)    8/31/01     8/31/00      8/31/99     8/31/98
                                                            (Unaudited)
Net asset value, beginning of period                          $11.280     $11.320      $10.830     $10.890     $ 11.830    $ 11.710

Income (loss) from investment operations:
Net investment income                                           0.225       0.479        0.494       0.502        0.500       0.503
Net realized and unrealized gain (loss) on investments          0.100      (0.040)       0.490      (0.060)      (0.916)      0.310
                                                              -------     -------     --------     -------      -------     -------
Total from investment operations                                0.325       0.439        0.984       0.442       (0.416)      0.813
                                                              -------     -------     --------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                          (0.225)     (0.479)      (0.494)     (0.502)      (0.500)     (0.503)
Net realized gain on investments                                   --          --           --          --       (0.024)     (0.190)
                                                              -------     -------     --------     -------      -------     -------
Total dividends and distributions                              (0.225)     (0.479)      (0.494)     (0.502)      (0.524)     (0.693)
                                                              -------     -------     --------     -------      -------     -------

Net asset value, end of period                                $11.380     $11.280     $ 11.320     $10.830      $10.890     $11.830
                                                              =======     =======     ========     =======      =======     =======

Total return(1)                                                 2.91%       4.04%        9.32%       4.27%       (3.67%)      7.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $35,045     $37,448      $39,317     $26,059      $34,249     $36,919
Ratio of expenses to average net assets                         1.65%       1.65%        1.68%       1.77%        1.80%       1.77%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.77%       1.76%        1.69%       1.77%        1.80%       1.77%
Ratio of net investment income to average net assets            4.02%       4.30%        4.49%       4.74%        4.33%       4.28%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.90%       4.19%        4.48%       4.74%        4.33%       4.28%
Portfolio turnover                                               113%         99%         103%         76%          59%         81%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Delaware Tax-Free USA Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             2/28/03(3)  8/31/02(2)    8/31/01     8/31/00      8/31/99     8/31/98
                                                            (Unaudited)
Net asset value, beginning of period                          $11.280     $11.320      $10.830     $10.890     $ 11.830    $ 11.710

Income (loss) from investment operations:
Net investment income                                           0.225       0.479        0.494       0.502        0.500       0.504
Net realized and unrealized gain (loss) on investments          0.100      (0.040)       0.490      (0.060)      (0.916)      0.310
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                0.325       0.439        0.984       0.442       (0.416)      0.814
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                          (0.225)     (0.479)      (0.494)     (0.502)      (0.500)     (0.504)
Net realized gain on investments                                   --          --           --          --       (0.024)     (0.190)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                              (0.225)     (0.479)      (0.494)     (0.502)      (0.524)     (0.694)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $11.380     $11.280      $11.320     $10.830      $10.890     $11.830
                                                              =======     =======      =======     =======      =======     =======

Total return(1)                                                 2.91%       4.04%        9.32%       4.27%       (3.67%)      7.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $5,731      $5,979       $6,457      $1,851       $3,415      $2,343
Ratio of expenses to average net assets                         1.65%       1.65%        1.68%       1.77%        1.80%       1.77%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.77%       1.76%        1.69%       1.77%        1.80%       1.77%
Ratio of net investment income to average net assets            4.02%       4.30%        4.49%       4.74%        4.33%       4.28%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.90%       4.19%        4.48%       4.74%        4.33%       4.28%
Portfolio turnover                                               113%         99%         103%         76%          59%         81%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Tax-Free Insured Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             2/28/03(2)    8/31/02     8/31/01     8/31/00      8/31/99     8/31/98
                                                            (Unaudited)
Net asset value, beginning of period                          $11.020     $10.950      $10.390     $10.360     $ 11.150    $ 11.050

Income (loss) from investment operations:
Net investment income                                           0.234       0.487        0.483       0.513        0.510       0.517
Net realized and unrealized gain (loss) on investments          0.170       0.070        0.560       0.030       (0.667)      0.295
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                0.404       0.557        1.043       0.543       (0.157)      0.812
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                          (0.234)     (0.487)      (0.483)     (0.513)      (0.510)     (0.517)
Net realized gain on investments                                   --          --           --          --       (0.123)     (0.195)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                              (0.234)     (0.487)      (0.483)     (0.513)      (0.633)     (0.712)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $11.190     $11.020      $10.950     $10.390      $10.360     $11.150
                                                              =======     =======      =======     =======      =======     =======

Total return(1)                                                 3.72%       5.27%       10.30%       5.50%       (1.48%)      7.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $60,621     $60,365      $62,397     $61,722      $68,422     $74,246
Ratio of expenses to average net assets                         0.93%       0.92%        1.02%       0.95%        0.97%       1.10%
Ratio of net investment income to average net assets            4.25%       4.51%        4.58%       5.07%        4.74%       4.65%
Portfolio turnover                                               140%        136%         113%        117%          48%         63%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Tax-Free Insured Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             2/28/03(2)    8/31/02     8/31/01     8/31/00      8/31/99     8/31/98
                                                            (Unaudited)
Net asset value, beginning of period                          $11.020     $10.950      $10.390     $10.360     $ 11.150     $11.050

Income (loss) from investment operations:
Net investment income                                           0.192       0.403        0.399       0.432        0.430       0.427
Net realized and unrealized gain (loss) on investments          0.170       0.070        0.560       0.030       (0.667)      0.295
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                0.362       0.473        0.959       0.462       (0.237)      0.722
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                          (0.192)     (0.403)      (0.399)     (0.432)      (0.430)     (0.427)
Net realized gain on investments                                   --          --           --          --       (0.123)     (0.195)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                              (0.192)     (0.403)      (0.399)     (0.432)      (0.553)     (0.622)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $11.190     $11.020      $10.950     $10.390      $10.360     $11.150
                                                              =======     =======      =======     =======      =======     =======

Total return(1)                                                 3.32%       4.46%        9.43%       4.66%       (2.27%)      6.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $7,396      $7,677       $7,506      $4,990       $5,022      $4,268
Ratio of expenses to average net assets                         1.71%       1.70%        1.82%       1.75%        1.77%       1.90%
Ratio of net investment income to average net assets            3.47%       3.73%        3.78%       4.27%        3.94%       3.85%
Portfolio turnover                                               140%        136%         113%        117%          48%         63%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Tax-Free Insured Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             2/28/03(2)    8/31/02     8/31/01     8/31/00      8/31/99     8/31/98
                                                            (Unaudited)
Net asset value, beginning of period                          $11.020     $10.950      $10.390     $10.360     $ 11.150     $11.050

Income (loss) from investment operations:
Net investment income                                           0.192       0.403        0.399       0.432        0.430       0.425
Net realized and unrealized gain (loss) on investments          0.170       0.070        0.560       0.030       (0.667)      0.295
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                0.362       0.473        0.959       0.462       (0.237)      0.720
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                          (0.192)     (0.403)      (0.399)     (0.432)      (0.430)     (0.425)
Net realized gain on investments                                   --          --           --          --       (0.123)     (0.195)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                              (0.192)     (0.403)      (0.399)     (0.432)      (0.553)     (0.620)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $11.190     $11.020      $10.950     $10.390      $10.360     $11.150
                                                              =======     =======      =======     =======      =======     =======

Total return(1)                                                 3.32%       4.46%        9.42%       4.66%       (2.27%)      6.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,365      $1,488       $1,588        $813       $1,502        $321
Ratio of expenses to average net assets                         1.71%       1.70%        1.82%       1.75%        1.77%       1.90%
Ratio of net investment income to average net assets            3.47%       3.73%        3.78%       4.27%        3.94%       3.85%
Portfolio turnover                                               140%        136%         113%        117%          48%         63%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Tax-Free USA Intermediate Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             2/28/03(2)    8/31/02     8/31/01     8/31/00      8/31/99     8/31/98
                                                            (Unaudited)
Net asset value, beginning of period                          $11.020     $10.890      $10.360     $10.270     $ 10.710     $10.460

Income (loss) from investment operations:
Net investment income                                           0.221       0.462        0.480       0.474        0.478       0.501
Net realized and unrealized gain (loss) on investments          0.150       0.130        0.530       0.090       (0.440)      0.250
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                0.371       0.592        1.010       0.564        0.038       0.751
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                          (0.221)     (0.462)      (0.480)     (0.474)      (0.478)     (0.501)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                              (0.221)     (0.462)      (0.480)     (0.474)      (0.478)     (0.501)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $11.170     $11.020      $10.890     $10.360      $10.270     $10.710
                                                              =======     =======      =======     =======      =======     =======

Total return(1)                                                 3.42%       5.63%       10.01%       5.69%        0.29%       7.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $33,364     $26,075      $19,471     $20,646      $25,186     $22,562
Ratio of expenses to average net assets                         0.80%       0.80%        0.80%       0.80%        0.79%       0.67%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.02%       0.94%        1.06%       0.95%        0.96%       1.33%
Ratio of net investment income to average net assets            4.02%       4.28%        4.55%       4.65%        4.47%       4.73%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.80%       4.14%        4.29%       4.50%        4.25%       4.07%
Portfolio turnover                                               170%        195%         231%        199%         109%        104%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Tax-Free USA Intermediate Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             2/28/03(2)    8/31/02     8/31/01     8/31/00      8/31/99     8/31/98
                                                            (Unaudited)
Net asset value, beginning of period                          $11.020     $10.890      $10.360     $10.270     $ 10.710     $10.460

Income (loss) from investment operations:
Net investment income                                           0.175       0.371        0.391       0.388        0.387       0.411
Net realized and unrealized gain (loss) on investments          0.150       0.130        0.530       0.090       (0.440)      0.250
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                0.325       0.501        0.921       0.478       (0.053)      0.661
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                          (0.175)     (0.371)      (0.391)     (0.388)      (0.387)     (0.411)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                              (0.175)     (0.371)      (0.391)     (0.388)      (0.387)     (0.411)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $11.170     $11.020      $10.890     $10.360      $10.270     $10.710
                                                              =======     =======      =======     =======      =======     =======

Total return(1)                                                 2.99%       4.74%        9.08%       4.80%       (0.56%)      6.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $4,475      $3,384       $2,366      $1,751       $2,195      $1,933
Ratio of expenses to average net assets                         1.65%       1.65%        1.65%       1.65%        1.64%       1.52%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.87%       1.79%        1.91%       1.80%        1.81%       2.18%
Ratio of net investment income to average net assets            3.17%       3.43%        3.70%       3.80%        3.62%       3.88%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      2.95%       3.29%        3.44%       3.65%        3.40%       3.22%
Portfolio turnover                                               170%        195%         231%        199%         109%        104%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Tax-Free USA Intermediate Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             2/28/03(2)    8/31/02     8/31/01     8/31/00      8/31/99     8/31/98
                                                            (Unaudited)
Net asset value, beginning of period                          $11.020     $10.890      $10.360     $10.270     $ 10.710     $10.460

Income (loss) from investment operations:
Net investment income                                           0.175       0.371        0.391       0.388        0.387       0.411
Net realized and unrealized gain (loss) on investments          0.150       0.130        0.530       0.090       (0.440)      0.250
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                0.325       0.501        0.921       0.478       (0.053)      0.661
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                          (0.175)     (0.371)      (0.391)     (0.388)      (0.387)     (0.411)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                              (0.175)     (0.371)      (0.391)     (0.388)      (0.387)     (0.411)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $11.170     $11.020      $10.890     $10.360      $10.270    $ 10.710
                                                              =======     =======      =======     =======      =======    ========

Total return(1)                                                 2.99%       4.74%        9.08%       4.80%       (0.56%)      6.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $6,560      $7,291       $3,602      $2,441       $3,310      $1,996
Ratio of expenses to average net assets                         1.65%       1.65%        1.65%       1.65%        1.64%       1.52%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.87%       1.79%        1.91%       1.80%        1.81%       2.18%
Ratio of net investment income to average net assets            3.17%       3.43%        3.70%       3.80%        3.62%       3.88%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      2.95%       3.29%        3.44%       3.65%        3.40%       3.22%
Portfolio turnover                                               170%        195%         231%        199%         109%        104%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Delaware National High-Yield Municipal Bond Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months                                         Eight Months    Year
                                                            Ended                   Year Ended                  Ended        Ended
                                                          2/28/03(5) 8/31/02(4) 8/31/01  8/31/00   8/31/99    8/31/98    12/31/97(3)
                                                         (Unaudited)
Net asset value, beginning of period                       $9.950     $10.240   $ 9.950   $10.340    $10.800   $10.720      $10.400

Income (loss) from investment operations:
Net investment income                                       0.267       0.542     0.556     0.564      0.557     0.398        0.648
Net realized and unrealized gain (loss) on investments     (0.110)     (0.290)    0.293    (0.393)    (0.435)    0.115        0.390
                                                           ------     -------   -------   -------    -------   -------      -------
Total from investment operations                            0.157       0.252     0.849     0.171      0.122     0.513        1.038
                                                           ------     -------   -------   -------    -------   -------      -------

Less dividends and distributions from:
Net investment income                                      (0.267)     (0.542)   (0.559)   (0.561)    (0.557)   (0.398)      (0.647)
Net realized gain on investments                               --          --        --        --     (0.025)   (0.035)      (0.071)
                                                           ------     -------   -------   -------    -------   -------      -------
Total dividends and distributions                          (0.267)     (0.542)   (0.559)   (0.561)    (0.582)   (0.433)      (0.718)
                                                           ------     -------   -------   -------    -------   -------      -------

Net asset value, end of period                             $9.840     $ 9.950   $10.240   $ 9.950    $10.340   $10.800      $10.720
                                                           ======     =======   =======   =======    =======   =======      =======

Total return(1)                                             1.62%       2.59%     8.81%     1.85%      1.08%     4.87%       10.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $62,026     $64,259   $76,018   $78,207    $86,013   $69,606      $55,458
Ratio of expenses to average net assets                     1.00%       0.96%     0.97%     1.00%      1.00%     0.92%(2)     0.84%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly  1.07%       1.04%     0.97%     1.21%      1.22%     1.12%(2)     1.12%
Ratio of net investment income to average net assets        5.49%       5.42%     5.55%     5.71%      5.18%     5.52%(2)     6.15%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly  5.42%       5.34%     5.55%     5.50%      4.96%     5.32%(2)     5.87%
Portfolio turnover                                            63%         53%       49%       61%        33%       43%          45%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2)  Annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(5) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Delaware National High-Yield Municipal Bond Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months                                         Eight Months    Year
                                                            Ended                   Year Ended                  Ended        Ended
                                                          2/28/03(5) 8/31/02(4) 8/31/01  8/31/00   8/31/99    8/31/98    12/31/97(3)
                                                         (Unaudited)
Net asset value, beginning of period                      $ 9.980     $10.260   $ 9.980  $10.360     $10.820   $10.730      $10.400

Income (loss) from investment operations:
Net investment income                                       0.231       0.467     0.480    0.491       0.476     0.348        0.534
Net realized and unrealized gain (loss) on investments     (0.120)     (0.281)    0.284   (0.384)     (0.435)    0.122        0.433
                                                          -------     -------   -------  -------     -------   -------      -------
Total from investment operations                            0.111       0.186     0.764    0.107       0.041     0.470        0.967
                                                          -------     -------   -------  -------     -------   -------      -------

Less dividends and distributions from:
Net investment income                                      (0.231)     (0.466)   (0.484)  (0.487)     (0.476)   (0.345)      (0.566)
Net realized gain on investments                               --          --        --       --      (0.025)   (0.035)      (0.071)
                                                          -------     -------   -------  -------     -------   -------      -------
Total dividends and distributions                          (0.231)     (0.466)   (0.484)  (0.487)     (0.501)   (0.380)      (0.637)
                                                          -------     -------   -------  -------     -------   -------      -------

Net asset value, end of period                            $ 9.860     $ 9.980   $10.260  $ 9.980     $10.360   $10.820      $10.730
                                                          =======     =======   =======  =======     =======   =======      =======

Total return(1)                                             1.14%       1.91%     7.88%    1.10%       0.42%     4.44%        9.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $17,918     $20,021   $20,277  $18,374     $21,423   $10,620       $3,573
Ratio of expenses to average net assets                     1.75%       1.71%     1.72%    1.75%       1.75%     1.67%(2)     1.56%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly  1.82%       1.79%     1.72%    1.96%       1.97%     1.87%(2)     1.84%
Ratio of net investment income to average net assets        4.74%       4.67%     4.80%    4.96%       4.43%     4.77%(2)     5.43%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly  4.67%       4.59%     4.80%    4.75%       4.21%     4.57%(2)     5.15%
Portfolio turnover                                            63%         53%       49%      61%         33%       43%          45%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2)  Annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(5) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Delaware National High-Yield Municipal Bond Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Eight     Period
                                                          Six Months                                            Months     from
                                                            Ended                   Year Ended                  Ended    5/26/97(3)
                                                          2/28/03(5) 8/31/02(4) 8/31/01  8/31/00   8/31/99     8/31/98   to 12/31/97
                                                         (Unaudited)
Net asset value, beginning of period                       $9.990     $10.270   $ 9.990   $10.370    $10.830   $10.740    $10.440

Income (loss) from investment operations:
Net investment income                                       0.230       0.467     0.480     0.492      0.476     0.348      0.315
Net realized and unrealized gain (loss) on investments     (0.110)     (0.281)    0.284    (0.386)    (0.435)    0.122      0.391
                                                           ------     -------   -------   -------    -------   -------    -------
Total from investment operations                            0.120       0.186     0.764     0.106      0.041     0.470      0.706
                                                           ------     -------   -------   -------    -------   -------    -------
Less dividends and distributions from:
Net investment income                                      (0.230)     (0.466)   (0.484)   (0.486)    (0.476)   (0.345)    (0.335)
Net realized gain on investments                               --          --        --        --     (0.025)   (0.035)    (0.071)
                                                           ------     -------   -------   -------    -------   -------    -------
Total dividends and distributions                          (0.230)     (0.466)   (0.484)   (0.486)    (0.501)   (0.380)    (0.406)
                                                           ------     -------   -------   -------    -------   -------    -------
Net asset value, end of period                             $9.880     $ 9.990   $10.270   $ 9.990    $10.370   $10.830    $10.740
                                                           ======     =======   =======   =======    =======   =======    =======

Total return(1)                                             1.24%       1.92%     7.98%     1.08%      0.32%     4.44%      6.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $6,185      $6,405    $7,187    $8,770    $10,267    $4,690     $1,220
Ratio of expenses to average net assets                     1.75%       1.71%     1.72%     1.75%      1.75%     1.67%(2)   1.62%(2)
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly  1.82%       1.79%     1.72%     1.96%      1.97%     1.87%(2)   1.90%(2)
Ratio of net investment income to average net assets        4.74%       4.67%     4.80%     4.96%      4.43%     4.77%(2)   5.37%(2)
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly  4.67%       4.59%     4.80%     4.75%      4.21%     4.57%(2)   5.09%(2)
Portfolio turnover                                            63%         53%       49%       61%        33%       43%        45%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2)  Annualized.

(3)  Commencement of operations.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(5) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

                                                Delaware National Tax-Free Funds
Notes                                           February 28, 2003 (Unaudited)
     TO FINANCIAL STATEMENTS

Delaware Group Tax-Free Fund (the "Trust") is organized as a Delaware business trust and offers three series: Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds is organized as a Delaware business trust and offers six series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. These financial statements and the related notes pertain to Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund (each referred to as a "Fund" or, collectively, as the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50% for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware National High-Yield Municipal Bond Fund, and up to 2.75% for Delaware Tax-Free USA Intermediate Fund. Prior to November 18, 2002, Class A shares were sold with a front-end sales charge of up to 3.75% for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware National High-Yield Municipal Bond Fund. Class B shares of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware National High-Yield Municipal Bond Fund, are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class B shares of Delaware Tax-Free USA Intermediate Fund are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the time the shares are held. Class B shares of Delaware Tax-Free USA Intermediate Fund will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

The investment objective of Delaware National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Notes                                           Delaware National Tax-Free Funds
     TO FINANCIAL STATEMENTS (CONTINUED)

1. Significant Accounting Policies (continued)
Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the period ended February 28, 2003 were as follows:

                                Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free    Delaware National
                                       USA               Insured         USA Intermediate   High-Yield Municipal
                                       Fund                Fund                 Fund             Bond Fund
                                -----------------   -----------------   -----------------   --------------------
Commission reimbursements            $ 6,340              $  822             $1,156             $1,041
Earnings credits                      13,659               1,863                460              2,171

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free    Delaware National
                                       USA               Insured         USA Intermediate   High-Yield Municipal
                                       Fund                Fund                 Fund             Bond Fund
                                -----------------   -----------------   -----------------   --------------------
On the first $500 million            0.550%               0.500%              0.500%              0.550%
On the next $500 million             0.500%               0.475%              0.475%              0.500%
On the next $1.5 billion             0.450%               0.450%              0.450%              0.450%
In excess of $2.5 billion            0.425%               0.425%              0.425%              0.425%

DMC has contracted to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2003 as shown below.

                                Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free    Delaware National
                                       USA               Insured         USA Intermediate   High-Yield Municipal
                                       Fund                Fund                 Fund             Bond Fund
                                -----------------   -----------------   -----------------   --------------------
Operating expense
   limitation as a percentage
   of average daily net assets
   (per annum)                       0.65%                0.75%               0.65%               0.75%

The Funds have engaged Delaware Service Company, Inc. (DSC) an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Funds pay Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund, 0.25% of the average daily net assets of the Class A shares for Delaware National High-Yield Municipal Bond Fund, and 1.00% of the average daily net assets of the Class B and C shares for all Funds. The Board of Trustees has set the fee at an annual rate of 0.15% of the Class A shares' average daily net assets for Delaware Tax-Free USA Intermediate Fund.

At February 28, 2003, the Funds had liabilities payable to affiliates as follows:

                                        Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free    Delaware National
                                               USA               Insured         USA Intermediate   High-Yield Municipal
                                               Fund                Fund                 Fund             Bond Fund
                                        -----------------   -----------------   -----------------   --------------------
Investment management fee
   payable to DMC                            $33,229            $ 6,445              $16,555              $31,572
Dividend disbursing, transfer agent
   fees, accounting and other expenses
   payable to DSC                             10,235              1,297                7,008                7,468
Other expenses payable to
   DMC and affiliates                         23,695              3,529                2,581                3,623

Notes                                           Delaware National Tax-Free Funds
     TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
For the period ended February 28, 2003, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free    Delaware National
                                       USA               Insured         USA Intermediate   High-Yield Municipal
                                       Fund                Fund                 Fund             Bond Fund
                                -----------------   -----------------   -----------------   --------------------
                                   $17,854              $4,702              $5,971               $2,393

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trusts. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the period ended February 28, 2003, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free    Delaware National
                                       USA               Insured         USA Intermediate   High-Yield Municipal
                                       Fund                Fund                 Fund             Bond Fund
                                -----------------   -----------------   -----------------   --------------------
Purchases                          $293,870,317         $49,056,122         $39,924,805         $27,110,427
Sales                               308,833,663          47,872,775          32,010,721          27,958,497

At February 28, 2003, the cost of investments for federal income tax purposes approximates the cost for book purposes. At February 28, 2003, the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:

                                                Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free    Delaware National
                                                       USA               Insured         USA Intermediate   High-Yield Municipal
                                                       Fund                Fund                 Fund             Bond Fund
                                                -----------------   -----------------   -----------------   --------------------
Cost of investments                                $486,277,398         $64,237,717         $41,863,790         $86,691,368
                                                   ============         ===========         ===========         ===========
Aggregate unrealized appreciation                  $ 32,221,376         $ 5,431,962         $ 2,137,855         $ 3,003,675
Aggregate unrealized depreciation                    (7,537,030)           (224,201)                 --          (3,727,898)
                                                   ------------         -----------         -----------         -----------
Net unrealized appreciation (depreciation)         $ 24,684,346         $ 5,207,761         $ 2,137,855         $  (724,223)
                                                   ============         ===========         ===========         ===========

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended August 31, 2002 and 2001 were as follows:

                                                Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free    Delaware National
                                                       USA               Insured         USA Intermediate   High-Yield Municipal
                                                       Fund                Fund                 Fund             Bond Fund
                                                -----------------   -----------------   -----------------   --------------------
Year ended 8/31/02
------------------
Tax-exempt income                                  $26,975,130          $3,067,465           $1,268,191          $5,013,229

Year ended 8/31/01
------------------
Tax-exempt income                                  $23,173,273          $3,090,937           $1,082,769          $5,518,252

As of August 31, 2002, the components of net assets on a tax basis were as follows:

                                                Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free    Delaware National
                                                       USA               Insured         USA Intermediate   High-Yield Municipal
                                                       Fund                Fund                 Fund             Bond Fund
                                                -----------------   -----------------   -----------------   --------------------
Share of beneficial interest                        $530,955,329         $66,098,832        $35,650,315         $95,862,715
Distribution in excess of tax-exempt income              (21,563)             (1,520)                --              (4,104)
Capital loss carryforwards                           (18,639,643)           (977,204)          (295,023)         (3,879,053)
Post-October losses                                           --                  --           (236,550)           (510,936)
Unrealized appreciation (depreciation)
   of investments                                     26,864,503           4,408,510          1,631,190            (783,601)
                                                    ------------         -----------        -----------         -----------
Net assets                                          $539,158,626         $69,528,618        $36,749,932         $90,685,021
                                                    ============         ===========        ===========         ===========

Notes                                           Delaware National Tax-Free Funds
     TO FINANCIAL STATEMENTS (CONTINUED)

4. Dividend and Distribution Information (continued)
For federal income tax purposes, each Fund had accumulated capital losses as of August 31, 2002, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                                                Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free    Delaware National
                                                       USA               Insured         USA Intermediate   High-Yield Municipal
                                                       Fund                Fund                 Fund             Bond Fund
                                                -----------------   -----------------   -----------------   --------------------
Year of Expiration
------------------
2008                                                $18,639,643         $977,204            $295,023            $  782,666
2009                                                         --               --                  --             3,025,716
2010                                                         --               --                  --                70,671
                                                    -----------         --------            --------            ----------
Total                                               $18,639,643         $977,204            $295,023            $3,879,053
                                                    -----------         --------            --------            ----------

Post-October losses represent losses realized on investment transactions from November 1, 2001 through August 31, 2002 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                            Delaware Tax-Free       Delaware Tax-Free
                                               USA Fund                Insured Fund

                                      Six Months        Year      Six Months      Year
                                        Ended          Ended         Ended        Ended
                                       2/28/03        8/31/02       2/28/03       8/31/02
                                     (Unaudited)                 (Unaudited)
Shares sold:
   Class A                            1,020,044     2,046,344       285,134       328,620
   Class B                               63,437       284,806        41,832       140,707
   Class C                               26,547        89,824         2,864        20,213

Shares issued from merger:
   Class A                                   --     1,780,758            --            --
   Class B                                   --        94,555            --            --
   Class C                                   --        31,085            --            --

Shares issued upon reinvestment of
 dividends and distributions:
   Class A                              562,433     1,215,969        67,609       142,573
   Class B                               33,436        77,592         7,633        15,783
   Class C                                8,147        17,992         1,131         2,723
                                     ----------    ----------      --------      --------
                                      1,714,044     5,638,925       406,203       650,619
                                     ----------    ----------      --------      --------

Shares repurchased:
   Class A                           (2,894,125)   (4,888,259)     (410,876)     (693,858)
   Class B                             (336,588)     (611,236)      (84,871)     (145,641)
   Class C                              (61,054)     (179,402)      (16,895)      (33,068)
                                     ----------    ----------      --------      --------
                                     (3,291,767)   (5,678,897)     (512,642)     (872,567)
                                     ----------    ----------      --------      --------
Net decrease                         (1,577,723)      (39,972)     (106,439)     (221,948)
                                     ==========    ==========      ========      ========

Notes                                           Delaware National Tax-Free Funds
     TO FINANCIAL STATEMENTS (CONTINUED)

5. Capital Shares (continued)

                                         Delaware Tax-Free         Delaware National
                                         USA Intermediate         High-Yield Municipal
                                              Fund                      Bond Fund

                                      Six Months        Year      Six Months      Year
                                        Ended          Ended         Ended        Ended
                                       2/28/03        8/31/02       2/28/03       8/31/02
                                     (Unaudited)                 (Unaudited)
Shares sold:
   Class A                              920,167     1,141,612       184,491          407,341
   Class B                              137,310       181,935        37,569          215,936
   Class C                              138,497       432,654        33,481          132,443

Shares issued upon reinvestment of
 dividends and distributions:
   Class A                               33,437        59,419        88,724          194,745
   Class B                                3,644         5,170        20,776           44,199
   Class C                                5,775         8,716         8,969           19,660
                                      ---------     ---------      --------        ---------
                                      1,238,830     1,829,506       374,010        1,014,324
                                      ---------     ---------      --------        ---------
Shares repurchased:
   Class A                             (332,757)     (622,703)     (427,038)
   Class B                              (47,367)      (97,299)     (247,488)        (229,990)
   Class C                             (218,569)     (110,475)      (57,529)        (210,613)
                                      ---------     ---------      --------        ---------
                                       (598,693)     (830,477)     (732,055)      (2,012,681)
                                      ---------     ---------      --------        ---------
Net increase (decrease)                 640,137       999,029      (358,045)        (998,357)
                                      =========     =========      ========        =========


For the period ended February 28, 2003 and the year ended August 31, 2002, the following shares and values were converted from Class B to Class A. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the Statements of Changes in Net Assets as follows:

                                                            Six months
                                                               ended                                          Year
                                                             2/28/03                                         ended
                                                            (Unaudited)                                     8/31/02
                                                            -----------                                    --------
                                         Class B shares    Class A shares     Amount     Class B shares  Class A shares     Amount
Delaware Tax-Free USA Fund                  110,632           110,632      $1,252,015        42,511          42,511      $  473,146
Delaware Tax-Free Insured Fund                5,374             5,374          59,743         9,576           9,576         103,996
Delaware Tax-Free USA Intermediate Fund      11,886            11,886         131,919         6,344           6,344          67,438
Delaware National High-Yield
   Municipal Bond Fund                           --                --              --            --              --              --

6. Fund Merger
Effective October 8, 2001, Delaware Tax-Free USA Fund acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free North Dakota Fund, pursuant to the Agreement and Plan of Reorganization dated October 5, 2001 and approved by Delaware Tax-Free North Dakota Fund shareholders on August 30, 2001. The shareholders of Delaware Tax-Free North Dakota Fund received shares of Delaware Tax-Free USA Fund equal to the aggregate net asset value of their shares in Delaware Tax-Free North Dakota Fund prior to the Reorganization based on the net asset value per share of the respective classes of Delaware Tax-Free USA Fund.

Notes                                           Delaware National Tax-Free Funds
     TO FINANCIAL STATEMENTS (CONTINUED)

6. Fund Merger (continued)
The Reorganization was treated as a non-taxable event and accordingly Delaware Tax-Free USA Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation (depreciation) and accumulated realized loss of Delaware Tax-Free North Dakota Fund as of October 8, 2001 were:

                                      Net                 Accumulated
                                   Unrealized            Net Realized
   Net Assets                     Appreciation              Losses
   ----------                     ------------           ------------
   $21,384,673                       $507,331              $(44,073)

The net assets of Delaware Tax-Free USA Fund prior to the Reorganization were $531,821,420.

Effective August 24, 2001, Delaware Tax-Free USA Fund acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free Iowa Fund, Delaware Tax-Free Kansas Fund, Delaware Montana Municipal Bond Fund, Delaware Tax-Free New Jersey Fund, Delaware Tax-Free New Mexico Fund and Delaware Tax-Free Wisconsin Fund, each an open-end investment company, pursuant to separate Plans of Reorganization (the "Reorganizations"). The shareholders of Delaware Tax-Free Iowa Fund, Delaware Tax-Free Kansas Fund, Delaware Montana Municipal Bond Fund, Delaware Tax-Free New Jersey Fund, Delaware Tax-Free New Mexico Fund and Delaware Tax-Free Wisconsin Fund received shares of the respective classes of Delaware Tax-Free USA Fund equal to the aggregate net asset value of their shares prior to the Reorganizations based on the net asset value per share of the respective classes of Delaware Tax-Free USA Fund.

The Reorganizations were treated as non-taxable events and accordingly Delaware Tax-Free USA Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated realized losses of Delaware Tax-Free Iowa Fund, Delaware Tax-Free Kansas Fund, Delaware Montana Municipal Bond Fund, Delaware Tax-Free New Jersey Fund, Delaware Tax-Free New Mexico Fund and Delaware Tax-Free Wisconsin Fund as of August 24, 2001 were as follows:

                                                                     Net            Accumulated
                                                                  Unrealized        Net Realized        Shares
                                                 Net Assets       Appreciation         Losses          Acquired
                                                 ----------       ------------      ------------       --------
Delaware Tax-Free Iowa Fund                     $ 36,006,194       $2,272,260       $(1,729,634)       3,192,414
Delaware Tax-Free Kansas Fund                     10,454,958          579,270          (137,876)         927,320
Delaware Montana Municipal Bond Fund               3,946,274          206,807              (478)         350,003
Delaware Tax-Free New Jersey Fund                  4,859,727          155,913          (106,601)         431,052
Delaware Tax-Free New Mexico Fund                 16,671,015          666,870          (916,978)       1,478,807
Delaware Tax-Free Wisconsin Fund                  30,261,011        1,539,934        (1,162,367)       2,684,054
                                                ------------       ----------       -----------        ---------
                                                $102,199,179       $5,421,054       $(4,053,934)       9,063,650
                                                ============       ==========       ===========        =========

The net assets of Delaware Tax-Free USA Fund prior to the Reorganizations were $439,840,397.

7. Line of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of February 28, 2003, or at any time during the period.

8. Market and Credit Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Delaware National High-Yield Municipal Bond Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Delaware Investments
     FAMILY OF FUNDS

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor.

Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group                               Fixed Income Group
Delaware American Services Fund                   Corporate and Government
Delaware Growth Opportunities Fund                Delaware American Government Bond Fund
Delaware Select Growth Fund                       Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                    Delaware Delchester Fund
Delaware Technology and Innovation Fund           Delaware Diversified Income Fund
Delaware Trend Fund                               Delaware Extended Duration Bond Fund
Delaware U.S. Growth Fund                         Delaware High-Yield Opportunities Fund
                                                  Delaware Limited-Term Government Fund
Value-Equity Group                                Delaware Strategic Income Fund
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund                   Money Market
Delaware REIT Fund                                Delaware Cash Reserve Fund
Delaware Small Cap Value Fund                     Delaware Tax-Free Money Fund

International Group                               Municipal (National Tax-Exempt)
(DIAL-Delaware International Advisers Ltd.)       Delaware National High-Yield Municipal Bond Fund
Delaware Emerging Markets Fund                    Delaware Tax-Free Insured Fund
Delaware International Small Cap Value Fund       Delaware Tax-Free USA Fund
Delaware International Value Equity Fund          Delaware Tax-Free USA Intermediate Fund

Blend Mutual Funds                                Municipal (State-Specific Tax-Exempt)
Delaware Balanced Fund                            Delaware Tax-Free Arizona Fund
Delaware Core Equity Fund                         Delaware Tax-Free Arizona Insured Fund
Delaware Devon Fund                               Delaware Tax-Free California Fund
Delaware Social Awareness Fund                    Delaware Tax-Free California Insured Fund
                                                  Delaware Tax-Free Colorado Fund
Structured Equity Products Group                  Delaware Tax-Free Florida Fund
Delaware Diversified Growth Fund                  Delaware Tax-Free Florida Insured Fund
Delaware Diversified Value Fund                   Delaware Tax-Free Idaho Fund
Delaware Group Foundation Funds                   Delaware Minnesota High-Yield Municipal Bond Fund
  Delaware Growth Allocation Portfolio            Delaware Tax-Free Minnesota Fund
  Delaware Balanced Allocation Portfolio          Delaware Tax-Free Minnesota Insured Fund
  Delaware Income Allocation Portfolio            Delaware Tax-Free Minnesota Intermediate Fund
                                                  Delaware Tax-Free Missouri Insured Fund
                                                  Delaware Tax-Free New York Fund
                                                  Delaware Tax-Free Oregon Insured Fund
                                                  Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This semiannual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                               Affiliated Officers                       Contact Information

Walter P. Babich                                Jude T. Driscoll                          Investment Manager
Board Chairman                                  President and Chief Executive Officer     Delaware Management Company
Citadel Construction Corporation                Delaware Management Holdings, Inc.        Philadelphia, PA
King of Prussia, PA                             Philadelphia, PA
                                                                                          International Affiliate
David K. Downes                                 Richelle S. Maestro                       Delaware International Advisers Ltd.
President and Chief Executive Officer           Senior Vice President,                    London, England
Delaware Investments Family of Funds            General Counsel and Secretary
Philadelphia, PA                                Delaware Investments Family of Funds      National Distributor
                                                Philadelphia, PA                          Delaware Distributors, L.P.
John H. Durham                                                                            Philadelphia, PA
Private Investor                                Michael P. Bishof
Gwynedd Valley, PA                              Senior Vice President and Treasurer       Shareholder Servicing, Dividend
                                                Delaware Investments Family of Funds      Disbursing and Transfer Agent
John A. Fry*                                    Philadelphia, PA                          Delaware Service Company, Inc.
President                                                                                 2005 Market Street
Franklin & Marshall College                                                               Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                          For Shareholders
Anthony D. Knerr                                                                          800 523-1918
Managing Director
Anthony Knerr & Associates                                                                For Securities Dealers and Financial
New York, NY                                                                              Institutions Representatives Only
                                                                                          800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                     Web site
National Gallery of Art                                                                   www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer           * Mr. Fry is not a Trustee of Delaware National High-Yield Municipal Bond Fund.
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN



(7539)                                                                                                      Printed in the USA
SA-011 [2/03] VGR 4/03                                                                                                    9087

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